SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                          (1) SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

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(  ) Definitive Additional Materials        Rule 14c-6(e)(2)
(  ) Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                          Pilgrim Advisory Funds, Inc.
                        Pilgrim Bank and Thrift Fund, Inc
                 Pilgrim Government Securities Income Fund, Inc.
                         Pilgrim Investment Funds, Inc.
                              Pilgrim Mutual Funds
                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.

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(1)  Title of each class of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
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( )  Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
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(4)  Date File

                                  Pilgrim Funds

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                                               September 1, 1999


Dear Shareholder:

     The parent company of Pilgrim Investments, Inc., the investment adviser to the Pilgrim Funds, is being acquired by ReliaStar Financial Corp. ReliaStar is a publicly held life insurance holding company. Pilgrim Investments and its staff and its sub-advisers are currently expected to continue to manage the Funds following the transaction.

The laws regulating investment companies require that, in connection with the change in control of Pilgrim Investments, the shareholders of the Funds approve new advisory contracts and, as applicable, sub-advisory contracts to take effect after the transaction. These new contracts are substantially the same as those currently in effect. At the Shareholder meeting on October 28, 1999, you will be asked to approve these new contracts. You will also be asked to elect new Directors/Trustees for each of the Funds. Most of the Funds will also be asked to ratify the independent auditors for the Funds.

After careful consideration, the Board of Directors/Trustees of the Funds unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received by no later than October 27, 1999.

The Funds are using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,



                                   ROBERT W. STALLINGS,
                                   President and Chairman of the Board

                                  Pilgrim Funds

     Pilgrim Asia-Pacific Equity Fund               Pilgrim LargeCap Growth Fund
          Pilgrim Balanced Fund                    Pilgrim LargeCap Leaders Fund
       Pilgrim Bank and Thrift Fund                    Pilgrim MagnaCap Fund
          Pilgrim Convertible Fund                  Pilgrim MidCap Growth Fund
     Pilgrim Emerging Countries Fund                 Pilgrim MidCap Value Fund
  Pilgrim Government Securities Income Fund          Pilgrim Money Market Fund
           Pilgrim High Yield Fund                     Pilgrim Prime Rate Trust
          Pilgrim High Yield Fund II                Pilgrim SmallCap Growth Fund
    Pilgrim International Core Growth Fund         Pilgrim Strategic Income Fund
  Pilgrim International SmallCap Growth Fund       Pilgrim Worldwide Growth Fund

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 331-1080


    Notice of Special Meeting of Shareholders to be Held on October 28, 1999

To the Shareholders:

     A Special Meeting of Shareholders of each Fund listed above will be held on October 28, 1999 at 10:00 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. To elect twelve directors/trustees to serve until their successors are elected and qualified;

2. To approve new Investment Advisory Agreements between the Funds and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of Pilgrim Investments by ReliaStar Financial Corp. ("ReliaStar"), with no change in the advisory fee payable to Pilgrim Investments;

3. (a) For shareholders of the Pilgrim Asia-Pacific Equity Fund, to approve a new Portfolio Management Agreement among HSBC Asset Management Americas, Inc., HSBC Asset Management Hong Kong Limited (collectively, "HSBC") and Pilgrim Investments to reflect the acquisition of Pilgrim Investments by ReliaStar, with no change in the sub-advisory fee payable to HSBC;

     (b) For shareholders of the Pilgrim International Core Growth, Worldwide Growth, International SmallCap Growth, Emerging Countries, LargeCap Growth, MidCap Growth, SmallCap Growth and Convertible Funds, to approve a new Portfolio Management Agreement between Pilgrim Investments and Nicholas-Applegate Capital Management ("NACM") to reflect the acquisition of Pilgrim Investments by ReliaStar, with no change in the sub-advisory fee payable to NACM; and

4. For shareholders of each Fund except Pilgrim Prime Rate Trust, to ratify the appointment of KPMG LLP as independent auditors for the Funds for the fiscal year ending June 30, 2000;

5. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on August 17, 1999 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                               By Order of the Board of Directors/Trustees



                               JAMES M. HENNESSY, Secretary

September 1, 1999

     Pilgrim Asia-Pacific Equity Fund               Pilgrim LargeCap Growth Fund
          Pilgrim Balanced Fund                    Pilgrim LargeCap Leaders Fund
       Pilgrim Bank and Thrift Fund                    Pilgrim MagnaCap Fund
          Pilgrim Convertible Fund                  Pilgrim MidCap Growth Fund
     Pilgrim Emerging Countries Fund                 Pilgrim MidCap Value Fund
  Pilgrim Government Securities Income Fund          Pilgrim Money Market Fund
           Pilgrim High Yield Fund                     Pilgrim Prime Rate Trust
          Pilgrim High Yield Fund II                Pilgrim SmallCap Growth Fund
    Pilgrim International Core Growth Fund         Pilgrim Strategic Income Fund
  Pilgrim International SmallCap Growth Fund       Pilgrim Worldwide Growth Fund


                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                         to be held on October 28, 1999

     A Special Meeting (the "Meeting") of Shareholders of each Fund listed above will be held on October 28, 1999 at 10:00 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

1. To elect twelve directors/trustees to serve until their successors are elected and qualified;

2. To approve new Investment Advisory Agreements between the Funds and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of Pilgrim Investments by ReliaStar Financial Corp. ("ReliaStar"), with no change in the advisory fee payable to Pilgrim Investments;

3. (a) For shareholders of the Pilgrim Asia-Pacific Equity Fund, to approve a new Portfolio Management Agreement among HSBC Asset Management Americas, Inc., and HSBC Asset Management Hong Kong Limited (collectively, "HSBC") and Pilgrim Investments to reflect the acquisition of Pilgrim Investments by ReliaStar, with no change in the sub-advisory fee payable to HSBC;

     (b) For shareholders of the Pilgrim International Core Growth, Worldwide Growth, International SmallCap Growth, Emerging Countries, LargeCap Growth, MidCap Growth, SmallCap Growth and Convertible Funds, to approve a new Portfolio Management Agreement between Pilgrim Investments and Nicholas-Applegate Capital Management ("NACM") to reflect the acquisition of Pilgrim Investments by ReliaStar, with no change in the sub-advisory fee payable to NACM; and

4. For shareholders of each Fund except Pilgrim Prime Rate Trust, to ratify the appointment of KPMG LLP as independent auditors for the Funds for the fiscal year ending June 30, 2000;

5. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

     This is a combined proxy statement for all of the Funds. Each Fund is a registered investment company or a series thereof (each investment company is referred to in this proxy as a "Company"). The following table identifies the Companies to which this proxy relates and the Funds that are series thereof, if any:

Pilgrim Advisory Funds, Inc.                    Pilgrim Mutual Funds
    Asia-Pacific Equity Fund                      Balanced Fund
    LargeCap Leaders Fund                         Convertible Fund
    MidCap Value Fund                             Emerging Countries Fund
                                                  High Yield Fund II
Pilgrim Bank and Thrift Fund, Inc.                International Core Growth Fund
                                                  International SmallCap Growth
                                                  Fund
Pilgrim Government Securities Income Fund, Inc.   LargeCap Growth Fund
                                                  MidCap Growth Fund
Pilgrim Investment Funds, Inc.                    Money Market Fund
      High Yield Fund                             SmallCap Growth Fund
      MagnaCap Fund                                Strategic Income Fund
                                                   Worldwide Growth Fund
Pilgrim Prime Rate Trust

     The Board of Directors/Trustees is soliciting votes from shareholders of a Fund only with respect to the particular Proposals that affect that Fund. The following table identifies the Funds entitled to vote on each Proposal.

Fund                                 Proposal 1      Proposal 2     Proposal 3(a)     Proposal 3(b)     Proposal 4
----                                 ----------      ----------     -------------     -------------     ----------
Asia-Pacific Equity                      |X|             |X|             |X|                                |X|
Balanced                                 |X|             |X|                                                |X|
Bank and Thrift                          |X|             |X|                                                |X|
Convertible                              |X|             |X|                               |X|              |X|
Emerging Countries                       |X|             |X|                               |X|              |X|
Government Securities Income             |X|             |X|                                                |X|
High Yield                               |X|             |X|                                                |X|
High Yield II                            |X|             |X|                                                |X|
International Core Growth                |X|             |X|                               |X|              |X|
International SmallCap Growth            |X|             |X|                               |X|              |X|
LargeCap Growth                          |X|             |X|                               |X|              |X|
LargeCap Leaders                         |X|             |X|                                                |X|
MagnaCap                                 |X|             |X|                                                |X|
MidCap Growth                            |X|             |X|                               |X|              |X|
MidCap Value                             |X|             |X|                                                |X|
Money Market                             |X|             |X|                                                |X|
Prime Rate Trust                         |X|             |X|
SmallCap Growth                          |X|             |X|                               |X|              |X|
Strategic Income                         |X|             |X|                                                |X|
Worldwide Growth                         |X|             |X|                               |X|              |X|

                                GENERAL OVERVIEW

     On July 22, 1999, Pilgrim Capital Corporation (NYSE: PFX), the parent company of Pilgrim Investments, Inc., which is the investment adviser to each Pilgrim Fund, entered into an agreement (the "Transaction") under which it will merge into a subsidiary of ReliaStar Financial Corp. (NYSE: RLR) ("ReliaStar"). ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Based on revenues, ReliaStar is the 8th largest publicly held life insurance holding company in the United States and at March 31, 1999, had $23.2 billion in assets under management and life insurance in force of $304.7 billion. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees and the shareholders of the Pilgrim Funds and certain regulatory approvals. The closing of the acquisition is scheduled for the fourth quarter of 1999.

     In the Transaction, ReliaStar will issue to stockholders of Pilgrim Capital Corporation $12.50 in cash and .50 of a share of ReliaStar common stock for each share of Pilgrim common stock held by them, subject to possible adjustments. On __________, 1999, the closing sale price per share for ReliaStar common stock was $______. If the average price of ReliaStar common stock shortly before the completion of the merger were equal to that price, then the value of the consideration to be received in exchange for each share of Pilgrim common stock would be $_____, assuming no price adjustment.

     Pilgrim Investments as an organization will survive the Transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the personnel primarily responsible for management of the Funds as a result of the acquisition.

                                 PROPOSAL NO. 1
                         ELECTION OF DIRECTORS/TRUSTEES

     The Board of Directors/Trustees has nominated thirteen individuals (the "Nominees") for election to the Board of each Company and, under this Proposal No. 1, shareholders of the Funds are being asked to elect each of these Nominees. Pertinent information about each Nominee is set forth below. Each Nominee has indicated a willingness to serve if elected. If elected, each Nominee will hold office until his or her successor is elected and qualified.

     The Nominees are being nominated in connection with the acquisition of Pilgrim Capital Corporation by ReliaStar. In evaluating the Nominees, the Director/Trustees took into account their background and experience, including their familiarity with issues realting to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Board also considered the increase in Director/Trustee fees that will result from the increase in the number of Directors/Trustees from six to thirteen, and the potential contribution of the Nominees to the effectiveness of the Board.

     Mary A. Baldwin, Al Burton, Jock Patton and Robert W. Stallings are currently Directors/Trustees of each Company. In selecting the remaining Nominees, the Board considered the fact that each is a Director/Trustee of the investment companies in the Northstar family of funds. The Northstar Funds are managed by Northstar Investment Management Corporation, which is an indirect subsidiary of ReliaStar. One of the Nominees, John G. Turner, is Chairman and Chief Executive Officer of ReliaStar. If the Nominees are elected and the Transaction is consummated, the Nominees will constitute the "New Board."

Information Regarding Nominees

     In evaluating the Nominees, the Directors/Trustees took into account their background and experience, including their familiarity with the issues relating to these types of Funds and investments as well as their careers in business, finance, marketing and other areas. Below are the names, ages, business experience during the past five years and other directorships of the Nominees (as furnished to the Companies). An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act of 1940 by virtue of that person's affiliation with any of the Funds or Pilgrim Investments.

Name and Age                       Principal Occupation for the Last Five Years
------------                       --------------------------------------------

Mary A. Baldwin, Ph.D (59)         Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona
                                   Realty) for more than the last five years; Vice President, United States Olympic
                                   Committee (since November); formerly Treasurer, United States Olympic Committee
                                   (November 1992-November 1996); Director or Trustee of Pilgrim Advisory Funds,
                                   Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities Income
                                   Fund, Inc. Pilgrim Investment Funds, Inc. and Pilgrim Prime Rate Trust (since
                                   April 1995); Trustee of Pilgrim Mutual Funds (since April 1999).

Al Burton (71)                     President of Al Burton Productions for more than the last five years; formerly
                                   Vice President, First Run Syndication, Castle Rock Entertainment (July
                                   1992-November 1994); Director or Trustee of Pilgrim Bank and Thrift Fund, Inc.,
                                   Pilgrim Government Securities Income Fund, Inc. Pilgrim Investment Funds, Inc.
                                   and Pilgrim Prime Rate Trust (since April 1994); Director of Pilgrim Advisory
                                   Funds, Inc. (since April 1995); and Trustee of Pilgrim Mutual Funds (since April
                                   1999).

Paul S. Doherty (65)               President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys.  Director,
                                   Tambrands, Inc.  Director/Trustee of the Northstar affiliated investment companies (since October 1993).

Robert B. Goode, Jr. (69)          Currently retired.  Formerly Chairman of The First Reinsurance Company of
                                   Hartford (1990 - 1991); President and Director of American Skandia Life
                                   Assurance Company (1987-1989).  Director/Trustee of the Northstar affiliated investment companies (since October 1993).

Alan L. Gosule (58)                Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Co., Inc.;
                                   Director/Trustee of the Northstar affiliated investment companies (since June
                                   1995).

Mark Lipson *(59)                  Director, Chairman and Chief Executive Officer of Northstar Investment Management
                                   Management Corporation, Northstar Holding, Inc. and Northstar Distributor, Inc.;
                                   Director of Northstar Adminstrators Corporation; Director and President of Northstar
                                   Funding, Inc.; Trustee and President of Northstar affiliated companies.  Formerly
                                   Director, President and Chief Executive Officer of National Securities & Research
                                   Corporation and Director/Trustee and President of the National affiliated investment companies and certain of National's subsidiaries (prior to August 1993).

Walter H. May (62)                 Retired.  Former Senior Executive for Piper Jaffray, Inc.; Director/Trustee of
                                   the Northstar affiliated investment companies (since April 1996).



Jock Patton (53)                   Private Investor; Director of Hypercom Corporation (since January 1999);
                                   Director of Stuart Entertainment, Inc. (since January 1999); Director of JDA
                                   Software Group, Inc. (since January 1999); Formerly Director of Artisoft, Inc.
                                   (August 1994 - July 1998); President and Co-owner, StockVal, Inc. (April
                                   1993-June 1997); Partner and Director, Streich, Lang, P.A. (1972-1993).
                                   Director or Trustee of Pilgrim Advisory Funds, Inc., Pilgrim Bank and Thrift
                                   Fund, Inc., Pilgrim Government Securities Income Fund, Inc. Pilgrim Investment
                                   Funds, Inc. and Pilgrim Prime Rate Trust (since August 1995); Trustee of Pilgrim
                                   Mutual Funds (since April 1999).

David W.C. Putnam (59)             President, Clerk and Director of F.L. Putnam Securities Company, Inc., F.L.
                                   Putnam Investment Management Company, Inc., Interstate Power Company, Inc.,
                                   Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment
                                   Management Corporation; President and Director/Trustee of Anchor Capital
                                   Accumulation Trust, Anchor International Bond Trust, Anchor Gold and  Currency
                                   Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust;
                                   Director/Trustee of the Northstar affiliated investment companies (since June
                                   1995).

John R. Smith (76)                 President of New England Fiduciary Company (financial planning) (since 1991);
                                   Chairman of Massachusetts Educational Financing Authority (since 1987); Vice
                                   Chairman of Massachusetts Health and Education Authority.  Formerly Financial
                                   Vice President of Boston College (1970 - 1991); Director/Trustee of the
                                   Northstar affiliated investment companies (since June 1995).

Robert W. Stallings* (50)          Chairman, Chief Executive Officer and President, Pilgrim Group, Inc. (since
                                   December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994);
                                   Director, Pilgrim Securities, Inc. (since December 1994); Chairman, Chief
                                   Executive Officer and President of each of the Pilgrim Funds (since April 1995);
                                   Chairman and Chief Executive Officer, Pilgrim Capital Corporation (since August
                                   1990); Director and officer of other affiliates of Pilgrim Capital
                                   Corporation.   Director or Trustee of Pilgrim Advisory Funds, Inc., Pilgrim Bank
                                   and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc. Pilgrim
                                   Investment Funds, Inc. and Pilgrim Prime Rate Trust (since April 1995); Trustee of Pilgrim Mutual Funds (since April 1999).

John G. Turner*  (59)              Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar
                                   Life Insurance Co. (since 1993); Chairman of ReliaStar United Services Life
                                   Insurance Company and ReliaStar Life Insurance Company of New York (since 1995);
                                   Chairman of Northern Life Insurance Company (since 1992); Director of Northstar
                                   Investment Management Corporation and affiliates (since October 1993); Director and Officer of various subsidiaries of ReliaStar Financial Corp.; Chairman and
                                   Director/Trustee of the Northstar affiliated investment companies (since October
                                   1993). Formerly President of ReliaStar Financial Corp. and ReliaStar Life
                                   Insurance Co. (1991 - 1993); Chief Operating Officer of ReliaStar Financial
                                   Corp. (1989 - 1991); President and Chief Operating Officer of ReliaStar Life
                                   Insurance Company (1986 to 1991).


Name and Age                       Principal Occupation for the Last Five Years
------------                       --------------------------------------------

David W. Wallace (75)              Chairman of Putman Trust Company, Lone Star Industries and FECO Engineered
                                   Systems, Inc.; President and Director/Trustee of the Robert R. Young Foundation
                                   and Governor of the New York Hospital.  Director of UMC Electronics and Zurn
                                   Industries, Inc.  Former Chairman and Chief Executive Officer, Todd Shipyards
                                   and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of
                                   National Securities & Research Corporation.  Director/Trustee of the Northstar
                                   affiliated investment companies (since October 1993).

Committees

     The Board of Directors/Trustees of each Company has an Audit Committee whose function is to meet with the independent accountants for the Company in order to review the scope of the Company's audit, the Company's financial statements and interim accounting controls; and to meet with management concerning these matters, among other things. This Committee currently consists of all of the independent Directors/Trustees of each Company (Mary A. Baldwin, John P. Burke, Al Burton, Jock Patton, and Walter E. Auch). During the fiscal year ended June 30, 1999, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he or she was a member of the Committee.

     The Board of Directors/Trustees of each Company has a Nominating Committee for the purpose of considering candidates to fill Independent Director/Trustee vacancies on the Board. The Nominating Committee currently consists of Mary A. Baldwin, John P. Burke and Al Burton. Each Company currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Company. The Nominating Committee met once during the fiscal year ended June 30, 1999. Each member of the Nominating Committee attended that meeting.

Remuneration of Directors/Trustees and Officers

     Each Fund pays each Director/Trustee who is not an "interested person" a pro rata share, as described below, of (i) an annual retainer of $25,000; (ii) $2,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund's average net assets as a percentage of the average net assets of all the Funds managed by Pilgrim Investments for which the Directors/Trustees serve in common as directors/trustees (and, in the case of Walter E. Auch, Funds for which he serves as an Advisory Officer).

     The following table sets forth the compensation paid to each of the current Directors/Trustees of each Company for the year ended June 30, 1999. Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Funds. In the column headed "Total Compensation From Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the Pilgrim Fund complex on which the Director/Trustee served during that year.

                                                Compensation from each Company
                        --------------------------------------------------------------------------------
                                                                                                             Total
                                                    Pilgrim                                             Compensation
                        Pilgrim      Pilgrim      Government       Pilgrim      Pilgrim      Pilgrim       From Fund
                        Advisory     Bank and     Securities     Investment     Mutual      Prime Rate   Complex Paid
 Name of Person,         Funds        Thrift      Income Fund      Funds        Funds        Trust      to Directors
    Position                         Fund, Inc.
----------------
Walter E. Auch(1)                                                                                           $3,000
  Director/Trustee/
  Advisory Officer

Mary A. Baldwin                                                                                            $34,750

Director/Trustee

John P. Burke                                                                                              $34,750

Director/Trustee

Al Burton                                                                                                  $34,750

Director/Trustee

Jock Patton                                                                                                $34,250

Director/Trustee

Robert W. Stallings(2)     $0          $0           $0            $0            $0            $0            $0
 Director/Trustee and                                                                                     (6 boards)
 Chairman

----------------------------------

(1) Mr. Auch was elected as a Director of Pilgrim Bank and Thrift Fund, Inc. and Pilgrim Prime Rate Trust on May 24, 1999. While he was a Trustee of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds) prior to that date, Pilgrim Mutual Funds was not part of the Pilgrim Fund complex until May 24, 1999. Mr. Auch is Advisory Officer, not a director, of Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc. and Pilgrim Government Securities Income Fund, Inc. He is compensated by those Companies for his services as Advisory Officer at the same rate at which Directors of those Companies are compensated. For purposes of Proposals 1 through 3, Mr. Auch was treated as an "interested person" as defined in the Investment Company Act of 1940, because he is a stockholder of ReliaStar.

(2) "Interested person," as defined in the Investment Company Act of 1940, because of affiliation with Pilgrim Investments.

Interest of Director/Trustee in Transaction

     By virtue of his ownership interest in Pilgrim Capital Corporation,  Robert
W. Stallings, who is Chairman of the Board, Chief Executive Officer and President of each Company, may be deemed to have a substantial interest in the Transaction.

     The effectiveness of this Proposal No. 1 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, the current Directors/Trustees will remain in office even if the Nominees are elected by the shareholders.

Vote Required

     Shareholders of each Company must separately approve the election of Nominees for that Company. For Pilgrim Investment Funds, Inc., Pilgrim
Government Securities Income Fund, Inc. and Pilgrim Prime Rate Trust, the affirmative vote of a plurality of the shares of the Company represented at the Meeting is required to approve the election of each Nominee for that Company. For Pilgrim Mutual Funds, the affirmative vote of a majority of the outstanding shares of the Company is required to approve the election of each Nominee for that Company. For each remaining Company, the affirmative vote of a majority of the shares of that Company voted at the Meeting is required to approve the election of each Nominee for that Company.

     The Board of Directors/Trustees of the Funds, including the Independent Directors/Trustees, recommends that shareholders vote "FOR" each of the Nominees under Proposal No. 1.


                                 PROPOSAL NO. 2
                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     Shareholders of the Funds are being asked to approve new Investment Advisory Agreements (the "New Agreements") between the Funds and Pilgrim Investments. Approval of the New Agreements is sought so that the management of each Fund can continue uninterrupted after the Transaction, because the current Investment Advisory Agreements (the "Current Agreements") may terminate automatically as a result of the Transaction, which is described in "General Overview" above.

     The Transaction between Pilgrim Capital Corporation and ReliaStar is scheduled to close on or around November __, 1999. As a result of these transactions, Pilgrim Capital Corporation will merge into a subsidiary of ReliaStar, and Pilgrim Investments will become a wholly-owned subsidiary of the combined entity. The change in ownership of Pilgrim Investments resulting from this transaction may be deemed by the Rules under the Investment Company Act of 1940 to be an assignment of the Current Agreements. The Current Agreements provide for their automatic termination upon an assignment. Accordingly, the New Agreements between Pilgrim Investments and the Funds are proposed for approval by shareholders of each Fund. Forms of the New Agreements are attached as Appendices A through G to this proxy statement.

     Pilgrim Investments and representatives of ReliaStar have advised the Funds that currently no change is expected in the investment advisory and other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Funds under the Current Agreements will continue to be responsible under the New Agreements. Pilgrim Investments does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on Pilgrim Investments' ability to fulfill its obligations to the Funds. Pilgrim Investments has advised the Funds that additional investment management resources may become available to the Funds and Pilgrim Investments by virtue of the acquisition of Pilgrim Capital Corporation by ReliaStar. In particular, the investment personnel and other resources of Northstar Investment Management Corporation, an indirect subsidiary of ReliaStar and a registered investment adviser, are expected to become available as additional resources to Pilgrim Investments, which may be useful in managing the Funds. Northstar Investment Management Corporation serves as investment adviser to the Northstar group of funds. Further, Pilgrim Investments has advised the Board of Directors/Trustees that it is hopeful that exchange privileges will ultimately be available between the Pilgrim Funds (excluding Pilgrim Prime Rate Trust) and the Northstar Funds.

     The terms of the New Agreements are the same in all materials respects as the terms of the Current Agreements, which were last approved by each Company's Board of Directors/Trustees, including a majority of the Directors/Trustees who were not parties to the Current Agreement or interested persons of such parties, at meetings held on February 19, 1999 for Pilgrim Mutual Funds and February 1, 1999 for each other Company. The shareholders of Pilgrim Bank and Thrift Fund, Inc. last approved the Current Agreement for that Fund on October 16, 1997. The shareholders of Pilgrim High Yield Fund last approved the Current Agreement for that Fund on April 16, 1998. The shareholders for Pilgrim MagnaCap Fund and Pilgrim Government Securities Income Fund, Inc. last approved the Current Agreements for those Funds on April 4, 1995. The shareholders of each Fund comprising the Pilgrim Mutual Funds last approved the Current Agreement with respect to those Funds on May 21, 1999. The Current Agreement for Pilgrim
Advisory Funds, Inc. was approved by the then sole shareholder of each Fund thereof on June 27, 1995. The shareholders of Pilgrim Prime Rate Trust last approved the Current Agreement for that Fund on August 6, 1998.

     At the August 2, 1999 meeting of the Board of Directors/Trustees, each New Agreement was approved unanimously by the Board of Directors/Trustees, including all of the Directors/Trustees who are not interested parties to the New Agreements or interested persons of such parties. Each New Agreement as approved by the Board of Directors/Trustees is submitted for approval by the shareholders of the Fund to which the New Agreement applies. Each New Agreement must be voted upon separately by each Fund to which it pertains.

     If the New Agreements are approved by shareholders, they will take effect immediately after the closing on the Transaction. The New Agreements will remain in effect for two years from the date they take effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Company's Board of Directors/Trustees or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Company's Directors/Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Directors/Trustees of the Company).

     If the shareholders of any Fund should fail to approve the New Agreement pertaining to that Fund, the Transaction may not be consummated. If the Transaction is not consummated, Pilgrim Investments will continue to serve as adviser for all of the Funds under the Current Agreements.

The Terms of the New Agreement

     The terms of each New Agreement will be the same in all materials respects as that of its respective Current Agreement. Each New Agreement requires Pilgrim Investments to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. Pilgrim Investments also provides investment research and analysis.

     There will be no increase in advisory fees for any of the Funds. The annual advisory fees under the New Agreements for each Fund are listed in Appendix J to this proxy statement.

     Like the Current Agreements, each New Agreement provides that Pilgrim Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     Each New Agreement may be terminated by a Fund without penalty upon not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by Pilgrim Investments. Each New Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

Information About Pilgrim Investments

     Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of July 22, 1999, Pilgrim Investments managed over $7.6 billion in assets. Pilgrim Investments acquired certain assets of previous advisers to certain of the Funds in separate transactions that closed on April 7, 1995 and May 21, 1999.

     Pilgrim Investments is an indirect, wholly owned subsidiary of Pilgrim Capital Corporation. Through its subsidiaries, Pilgrim Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and structured finance vehicles. After the transaction, Pilgrim Investments will be an indirect, wholly owned subsidiary of ReliaStar. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education.

     Pilgrim Investments does not act as investment adviser to any other registered investment companies. See Appendix K to this proxy statement for a list of the directors and principal executive officers of Pilgrim Investments. Appendix L to this proxy statement identifies fees that have been paid by the Funds to Pilgrim Investments and certain of its affiliates during each Fund's most recent fiscal year.

Expense Limitation Agreements

     Pilgrim Investments has entered into expense limitation agreements with respect to certain of the open-end Funds. The terms of the expense limitation agreements, as disclosed in the May 24, 1999 prospectuses for the open-end Pilgrim Funds, will not be affected by the Transaction. Each such expense limitation agreement will continue in effect after the Transaction for a period of at least two years.

Evaluation By the Board of Directors/Trustees

     In determining whether or not it was appropriate to approve the New Agreements and to recommend approval to shareholders, the Board of Directors/Trustees, including the Directors/Trustees who are not interested persons of Pilgrim Investments, considered various materials and representations provided by Pilgrim Investments and considered a report provided at the meeting by representatives of ReliaStar, and was advised by independent legal counsel with respect to these matters.

     Information considered by the Directors/Trustees included, among other things, the following: (1) Pilgrim Investments' representation that the same persons responsible for management of the Funds under the Current Agreements are currently expected to continue to manage the Funds under the New Agreements; (2) that the compensation to be received by Pilgrim Investments under the New
Agreements is the same as the  compensation  paid under the Current  Agreements;
(3) Pilgrim Investments' respresentation that it will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years and that it will keep any existing expense limitation agreements in effect for a period of at least two years; (4) that the senior management personnel responsible for the management of Pilgrim Investments are expected to continue to be responsible for the management of Pilgrim Investments; (5) that Pilgrim Investments will have access to the investment personnel and resources of Northstar Investment Management Corporation; (6) the commonality of the terms and provisions of the New Agreements and Current Agreements; (7) the representations by ReliaStar that the integration of the Pilgrim and Northstar operations could produce benefits to shareholders through economics of scale and could facilitate the offering of more competitive products; and (8) the belief that ReliaStar's financial strength and commitment to the advisory business could enhance the operation of the Funds and Pilgrim Investments in many ways, including, the ability to engage and retain high-caliber investment personnel, the ability to add investment research capabilities, and the ability to provide seed money for new funds. The Board considered the potential benefits that the Transaction could have upon the ability of Pilgrim Securities, Inc., Distributor for the Funds, to market the Funds and add additional assets, including the ability to engage and retain persons to enhance the distribution efforts of the Distributor, which could be beneficial for the Funds. The Board also considered the potential benefits if the Northstar Funds were to become available as exchange options to investors of certain classes of the open-end Pilgrim Funds.

     Further, the Board of Directors/Trustees reviewed its determinations reached at the meetings of the Board of Pilgrim Mutual Funds held on February 19, 1999 and of the Board of the other Companies held on February 1, 1999 respecting the Current Agreements and, with respect to the Current Agreements,
(1) the nature and quality of the services rendered by Pilgrim Investments under the Agreements; (2) the fairness of the compensation payable to Pilgrim
Investments under the Agreements; (3) the results achieved by Pilgrim Investments for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Pilgrim Investments.

     Based upon its review, the Board determined that, by approving the New Agreements, the Funds can best be assured that services from Pilgrim Investments will be provided without interruption. The Board also determined that the New Agreements are in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, each Board of Directors/Trustees unanimously approved the New Agreements and voted to recommend its approval by each Fund's shareholders.

     The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Pilgrim Investments will continue to manage the Funds pursuant to the Current Agreements.

Vote Required

     Shareholders  of each Fund  must  separately  approve  the  applicable  New
Investment Advisory Agreement with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board of Directors/Trustees of the Funds, including a majority of the Independent Directors/Trustees, recommends that you vote "FOR" this Proposal No. 2.


                                 PROPOSAL NO. 3
                   APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENTS
    (Asia-Pacific Equity, Convertible, Emerging Countries, International Core
         Growth, International SmallCap Growth, LargeCap Growth, MidCap
            Growth, SmallCap Growth and Worldwide Growth Funds Only)

     Shareholders of each Fund that is sub-advised by another investment advisory firm (each a "Sub-Advised Fund") are being asked to approve a new Portfolio Management Agreement with the sub-adviser (each a "Sub-Adviser") for that Fund. Shareholder approval of new Portfolio Management Agreements (each a "New Portfolio Management Agreement") is being sought so that the management of each Sub-Advised Fund can continue uninterrupted after the Transaction, because the Transaction may terminate automatically the current Portfolio Management Agreements (each a "Current Portfolio Management Agreement") for the Sub-Advised Funds. The New Portfolio Management Agreements are included as Appendices H and I, respectively.

     The following table lists the Funds for which approval is being sought and identifies the Sub-Adviser for that Fund. While the Board is seeking shareholder approval of the New Portfolio Management Agreements, these Agreements do not restrict the Board's ability to terminate or replace the Sub-Adviser for a Fund at any time in the future, subject to any shareholder approval that may be required.

Fund(s)                                 Sub-Adviser
-------                                 -----------
Proposal 3(a):
-------------
Asia-Pacific Equity Fund                HSBC Asset Management Americas Inc.
                                        and HSBC Asset Management Hong Kong
Proposal 3(b):                          Limited
-------------

Convertible, Emerging Countries,
International Core Growth,              Nicholas-Applegate Capital Management
International SmallCap Growth,
LargeCap Growth, MidCap Growth,
SmallCap Growth and Worldwide
Growth Funds

     The New Portfolio Management Agreements must be voted upon separately by each Sub-Advised Fund to which a New Portfolio management Agreement pertains. If a New Portfolio Management Agreement is approved by shareholders of a Sub-Advised Fund, it will take effect immediately after the closing on the Transaction. It will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the applicable Company's Board of Directors/Trustees or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Company's Directors/Trustees who are not parties to the New Portfolio Management Agreement or "interested persons" of any such party (other than as Directors/Trustees of the Company).

     At the August 2, 1999 meeting of the Board of Directors/Trustees, each New Portfolio Management Agreement was approved unanimously by the Board of Directors/Trustees, including all of the Directors/Trustees who are not interested parties to the New Portfolio Management Agreements or interested persons of such parties.

     If the shareholders of a Fund should fail to approve the New Portfolio Management Agreement that pertains to that Fund, the Sub-Adviser may continue to serve in that capacity with respect to any other Sub-Advised Funds whose shareholders approve the New Portfolio Management Agreement. In such an event, the Board of Directors/Trustees shall meet to consider appropriate action.

Terms of the New Portfolio Management Agreements

     Each New Portfolio Management Agreement, like the Current Portfolio Management Agreements, requires the Sub-Adviser to provide, subject to supervision by the Board of Directors/Trustees and Pilgrim Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions.

     The fees payable to the Sub-Advisers, which is paid by Pilgrim Investments and not by the Sub-Advised Funds, will remain the same under the New Portfolio Management Agreements. The sub-advisory fees are set forth on Appendix M hereto.

     Like the Current Portfolio Management Agreements, each New Portfolio Management Agreement provides that the Sub-Adviser is not subject to liability for any damages, expenses, or losses to the Sub-Advised Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

     The termination provisions of the New Portfolio Management Agreements are the same as those of the Current Portfolio Management Agreements. Each such agreement may be terminated by Pilgrim Investments upon 60 days' written notice to the Sub-Adviser and the Fund, by a Fund upon the vote of a majority of the Board of Directors/Trustees of the Company or a majority of the outstanding shares of the applicable Fund, upon 60 days' written notice to Pilgrim Investments and the respective Sub-Adviser, and by the Sub-Adviser upon three months' written notice. Each New Portfolio Management Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

Information about HSBC

     HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively, HSBC) serve jointly as Sub-Adviser to Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc. HSBC Asset Management manages over approximately $49 billion of assets worldwide for a wide variety of institutional, retail and private clients.

     HSBC has managed Asia-Pacific Equity Fund since its inception pursuant to a Portfolio Management Agreement dated April 27, 1995. The Portfolio Management Agreement was last approved by the Board of Directors on February 1, 1999 and was approved by the then sole shareholder of the Fund on June 27, 1995. For the fiscal year ended June 30, 1999, HSBC Asset Management Americas, Inc., and HSBC Asset Management Hong Kong, Limited were paid sub-advisory fees of $121,638 with respect to the Asia-Pacific Equity Fund.

Information about Nicholas-Applegate Capital Management

     Nicholas-Applegate Capital Management ("NACM") serves as Sub-Adviser to the Convertible, Emerging Countries, International Core Growth, International SmallCap Growth, LargeCap Growth, MidCap Growth, SmallCap Growth and Worldwide Growth Funds. Founded in 1984, NACM manages over $22 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. Sub-Advised Funds managed by NACM are managed by a team of portfolio managers and analysts employed by NACM.

     NACM manages the assets of the Funds listed above as sub-adviser pursuant to a Portfolio Management Agreement dated May 24, 1999. Prior to May 24, 1999, NACM served as adviser, rather than sub-adviser, to those Funds. The Portfolio Management Agreement with NACM was last approved by the Board of Trustees on February 19, 1999 and by the shareholders of each Fund at a meeting held on May 21, 1999. For the period from May 24, 1999 through June 30, 1999, Pilgrim Investments paid sub-advisory fees to Nicholas-Applegate in the following amounts with respect to the following Funds: Convertible Fund -- $101,904; Emerging Countries Fund -- $116,945; International Core Growth Fund -- $24,809; International SmallCap Growth Fund -- $58,349; LargeCap Growth Fund -- $33,219; MidCap Growth Fund -- $108,141; SmallCap Growth Fund -- $158,633; and Worldwide Growth Fund -- $110,817.

Trustees' Recommendation

     In determining whether or not it was appropriate to approve the New Portfolio Management Agreement for each Fund and to recommend approval to shareholders, the Board of Trustees considered, among other things, the fact that the Sub-Advised Funds will continue to be managed by the same Sub-Advisers, and that the compensation to be received by the Sub-Advisers under the New Portfolio Management Agreements is the same as the compensation paid under the Current Portfolio Management Agreements. Further, the Board of Directors/Trustees reviewed its determinations reached at the meetings of the Board of Pilgrim Mutual Funds held on February 19, 1999 and the Board of the other Companies held on February 1, 1999 respecting the Current Portfolio Management Agreements and, with respect to the Current Portfolio Management Agreements, (1) the nature and quality of the services rendered by the Sub-Advisers under the Agreements; (2) the fairness of the compensation payable to the Sub-Advisers under the Agreements; (3) the results achieved by the Sub-Advisers for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of the Sub-Advisers.

     Based upon its review, the Board has determined that, by approving the New Portfolio Management Agreements, the Sub-Advised Funds can best be assured that services from the Sub-Advisers will be provided without interruption. The Board believes that retaining the Sub-Advisers is in the best interests of the Sub-Advised Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Portfolio Management Agreement and voted to recommend its approval by Funds' shareholders.

     The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, each Sub-Adviser will continue to manage the respective Sub-Advised Funds pursuant to the Current Portfolio Management Agreements.

Vote Required

     Shareholders of each Sub-Advised Fund must separately approve the respective New Portfolio Management Agreement with respect to that Fund. Approval of this Proposal No. 3 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund's shares present at the

Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board of Directors/Trustees of the Sub-Advised Funds, including a majority of the Independent Directors/Trustees, recommends that you vote "FOR" this Proposal No. 3.


                                 PROPOSAL NO. 4
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS
                   (All Funds Except Pilgrim Prime Rate Trust)

     For each Company except Pilgrim Prime Rate Trust, shareholders are being asked to ratify the selection of the accounting firm of KPMG LLP ("KPMG") to act as the independent auditors for the Company for the fiscal year ending June 30, 2000. Shareholder ratification is not being sought from shareholders of Pilgrim Prime Rate Trust because the shareholders of that Trust already ratified the selection of KPMG as independent auditors for the Trust's fiscal year ended February 29, 2000 at the annual shareholder meeting held on June 29, 1999.

     At a meeting of the Board held on May 24, 1999, the Board, including a majority of Directors/Trustees who are not "interested persons" as defined in the Investment Company Act, as well as the Directors/Trustees who were members of the Audit Committee, selected KPMG to act as the independent auditors of each Company (except Pilgrim Prime Rate Trust) for the fiscal year ending June 30, 2000.

     KPMG has served as independent auditors for Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc. and Pilgrim Government Securities Income Fund, Inc. with respect to their financial statements for the fiscal years ending June 30, 1995 through June 30, 1999. For Pilgrim Bank and Thrift Fund, Inc., KPMG has served as independent auditors with respect to its financial statements for the fiscal years ended December 31, 1995 through December 31, 1997 and June 30, 1998 through June 30, 1999.

     KPMG has served as independent auditors for Pilgrim Mutual Funds with respect to its financial statements for the fiscal period ended June 30, 1999. A different auditing firm served as independent auditors for Pilgrim Mutual Funds for the fiscal year ended March 31, 1999 and prior years. The Board considered the services of the former auditing firm to have been satisfactory. However, based upon a recommendation from Pilgrim Investments, the Trustees of Pilgrim Mutual Funds deemed it appropriate at a meeting held on May 24, 1999 to select KPMG as independent auditors. The Board selected KPMG after considering that firm's experience as independent auditors to investment companies.

     The former auditing firm for Pilgrim Mutual Funds resigned as independent auditors for that Trust on July 13, 1999. The auditor's report on Pilgrim Mutual Funds' financial statements for any of the prior three fiscal years did not contain an adverse opinion or disclaimer or opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During Pilgrim Mutual Funds' three prior fiscal years, there were no disagreements with the former auditing firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     KPMG are independent auditors and have no direct financial or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Vote Required

     Shareholders of each Company (except Pilgrim Prime Rate Trust) must separately ratify the independent auditors for that Company. For each Company, the affirmative vote of a majority of the shares of that Company voted at the Meeting is required to approve this Proposal No. 4.

     The Board of Directors/Trustees, including a majority of the Independent Directors/Trustees, recommends that you vote "FOR" this Proposal No. 4.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

     Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Section 15(f) of the Investment Company Act

     ReliaStar and Pilgrim Capital Corporation have agreed to use their best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act of 1940. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of directors/trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

Voting Rights

     Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on August 17, 1999 (the "Record Date") will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of such Record Date. For each Fund, as of August 17, 1999 the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was: Asia-Pacific Equity Fund -- 4,450,103 shares representing $28,951,479; Balanced Fund -- 1,989,377 shares representing $37,671,713; Bank and Thrift Fund -- 29,127,157 shares representing $670,122,907; Convertible Fund -- 10,538,713 shares representing $247,860,119; Emerging Countries Fund -- 10,663,857 shares representing $173,975,013; Government Securities Income Fund -- 2,787,833 shares representing $33,902,851; High Yield Fund -- 70,086,646 shares representing $404,538,836; High Yield Fund II -- 6,762,074 shares representing $77,118,376;
International Core Growth Fund -- 2,409,205 shares representing $48,027,039; International SmallCap Growth Fund -- 5,750,124 shares representing
$157,492,073;   LargeCap   Growth   Fund  --   5,192,109   shares   representing
$146,856,884; LargeCap Leaders Fund -- 2,267,673 shares representing $38,196,801; MagnaCap Fund -- 28,259,622 shares representing $488,903,306;
MidCap Growth Fund -- 13,048,760 shares representing $280,148,616; MidCap Value Fund -- 3,796,609 shares representing $52,759,859; Money Market Fund -- 3,307,993 shares representing $3,307,993; Prime Rate Trust -- 133,445,226 shares representing $1,212,803,563; SmallCap Growth Fund -- 15,807,535 shares representing $310,134,374; Strategic Income Fund -- 1,332,776 shares representing $16,379,071; and Worldwide Growth Fund -- 9,895,453 shares representing $244,096,419.

     For Pilgrim Advisory Funds, Inc. and Pilgrim Mutual Funds, one-third of the outstanding shares of the Company or Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. For each remaining Company, a majority of the outstanding shares of the Company or Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

     To the knowledge of the Funds, as of July 30, 1999, no current Director/Trustee of the Funds owns 1% or more of the outstanding shares of any Fund and the officers and Directors/Trustees of the Funds own, as a group, less than 1% of the shares of each Fund.

     Appendix N to this proxy statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of July 29, 1999.

Solicitation of Proxies

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about September 1, 1999. Shareholders whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Companies and employees of Pilgrim
Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Companies have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the meeting date approaches, certain shareholders of the Funds may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Companies that may be presented at the Meeting.

Expenses

     Pilgrim Investments or an affiliate will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

Adviser and Principal Underwriter

     Pilgrim Investments is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and serves as the investment adviser to each of the Funds. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Distributor for each of the Funds.

Executive Officers of the Company

     The principal executive officers of each of the Companies are listed on Appendix O hereto.

Shareholder Proposals

     It is expected that the next annual meeting of Pilgrim Prime Rate Trust will be held in June 2000. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal executive offices by January 4, 2000 and must comply with all other legal requirements in order to be included in the Trust's proxy statement and form of proxy for that meeting.

     For all other Funds, proposals of shareholders must be received by the Company a reasonable time prior to the mailing of the proxy materials for a meeting of shareholders. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Reports to Shareholders

     Each Company will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding that Company on request. Requests for such reports should be directed to Pilgrim Investments at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 331-1080.

Section 16(a)  Beneficial  Ownership  Reporting  Compliance - Pilgrim Prime Rate
Trust

     U.S. securities laws require that Pilgrim Prime Rate Trust's shareholders owning more than ten percent of the outstanding shares of the Trust, Trustees, and officers, as well as affiliated persons of Pilgrim Investments, report their ownership of the Trust's shares and any changes in that ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Securities and Exchange Act of 1934. Officers, directors and greater than ten percent shareholders are required to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Trust or written representation from certain reporting persons that no Form 5's were required for those persons, the Trust believes that during the fiscal year ended February 28, 1999 all officers, directors, and greater than ten percent beneficial owners complied with the applicable Section 16(a) filing requirements except for the following: Mr. Tiffen, Portfolio Manager, filed one amended Form 4 reporting one transaction, which occurred during the fiscal year ended February 28, 1999, subsequent to the required date.

In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                               JAMES M. HENNESSY, Secretary




September 1, 1999
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

                                   APPENDIX A

     Form of Investment Advisory Agreement for Pilgrim Advisory Funds, Inc. (Pilgrim LargeCap Leaders, MidCap Value and Asia-Pacific Equity Funds)


                         INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of _______, 1999, between Pilgrim Advisory Funds, Inc., a Maryland corporation, (hereinafter called the "Fund"), and Pilgrim Investments, Inc. a Delaware corporation (hereinafter called the "Manager").

                                   WITNESSETH

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Fund is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

     WHEREAS, the Fund currently proposes to offer shares in three series, may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

     WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory, management, administrative, and other services for the Fund; and

     WHEREAS, the Manager is willing to render such services to the Fund;

     NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

     1. Appointment. The Fund hereby appoints the Manager, subject to the direction of the Board of Directors, for the period and on the terms set forth in this Agreement, to provide advisory, management, administrative, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

     2. Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Directors of the Fund, the Manager shall provide the following advisory, management, administrative, and other services with respect to the Series:

          (a) Provide general, overall advice and guidance with respect to the Series and provide advice and guidance to the Fund's Directors, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management shall be provided by others selected by the Manager and approved by the Board of Directors as provided below or directly by the Manager as provided in Section 3 of this Agreement;

          (b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration by the Fund's Board of Directors investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current registration statement (any such firms approved by the Board of Directors and engaged by the Fund and/or the Manager are referred to herein as "Portfolio Managers");

          (c) Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

          (d) Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

          (e) If appropriate, analyze and recommend for consideration by the Fund's Board of Directors termination of a contract with a Portfolio Manager under which the Portfolio Manager provided investment advisory services to one or more of the Series;

          (f) Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective portfolio management agreements ("Portfolio Management Agreements"), although the Manager is not authorized, except as provided in Section 3 of the Agreement, directly to make determinations with respect to the investment of a Series' assets or the purchase or sale of portfolio securities or other investments for a Series;

          (g) Provide all supervisory, management, and administrative services reasonably necessary for the operation of the Series other than the investment advisory services performed by the Portfolio Managers, including, but not limited to, (i) coordinating all matters relating to the operation of the Series, including any necessary coordination among the Portfolio Managers, custodian, transfer agent, dividend disbursing agent, and portfolio accounting agent (including pricing and valuation of the Series' portfolios), accountants, attorneys, and other parties performing services or operational functions for the Fund; (ii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Fund and the Series as may be required by applicable federal or state law; (iii) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports relating to the Series required by applicable law; (iv) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law; (v) preparing and arranging for the filing of registration statements and other documents with the Securities and Exchange Commission (the "SEC") and other federal and state regulatory authorities as may be required by applicable law; (vi) taking such other action with respect to the Fund as may be required by applicable law in connection with the Series, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (vii) providing the Fund, at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series as contemplated in this Agreement.

          (h) Render to the Board of Directors of the Fund such periodic and special reports as the Board may reasonably request; and

          (i) Make available its officers and employees to the Board of Directors and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

     3. Investment Management Authority. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Directors, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the SEC, as amended. Furthermore:

          (a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

          (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

          (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

          (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

          (e) The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager. The Manager will monitor on a daily basis the determination by the custodian or portfolio accounting agent for the Fund of the value of portfolio securities and other assets of the Series and the determination of net asset value of the Series; provided, however, that the Manager shall, in the absence of bad faith, have no liability whatsoever for any mistakes or errors of judgment in providing the foregoing valuation-related services.

          (f) The Manager will make available to the Fund, promptly upon request, all of the Series' investment records and ledgers as are necessary to assist the Fund to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Manager will regularly report to the Fund's Board of Directors on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors may reasonably request.

          (h) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial  stability  of the  broker-dealer  involved,  the  quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities and Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Directors of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     5. Exclusivity. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

     6. Documents. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

          (a) certified resolution of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this Agreement;

          (b) the Registration Statement as filed with the SEC and any amendments thereto; and

          (c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

     7. Records. The Manager agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Manager with respect to the Series by the 1940 Act. The Manager further agrees that all records which it maintains for the Series are the property of the Fund and it will promptly surrender any of such records upon request.

     8. Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Portfolio Manager under its Portfolio Management Agreement. The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Directors and officers of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Manager or any Portfolio Manager, or their affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     9. Compensation. For the services provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a monthly fee, in arrears, equal to 1/12th of the corresponding percentage of the average daily net assets of each Series during the month. For purposes of the immediately preceding sentence, the corresponding percentages are as follows:

                  Pilgrim MidCap Value fund                   1.00%
                  Pilgrim LargeCap Leaders Fund               1.00%
                  Pilgrim Asia-Pacific Equity Fund            1.25%

Payment of the fee will be due by the 10th day of the following month. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees engaged in registering and qualifying shares of the Fund under federal and state law as provided in Section 8. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

     10. Liability of the Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement.

     11. Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be amended in any material respect without a majority vote of the outstanding voting shares (as defined in the 1940 Act).

     However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" (as described in the 1940 Act).

     12. Use of Name. It is understood that the name "Pilgrim America Investments, Inc." or any derivative thereof (including the name "Pilgrim" and the phrase "Pilgrim America") or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Articles of Incorporation to change its name (if such name is included therein).

     13.  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original.

     14.  Applicable Law.

          (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

          (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                           PILGRIM ADVISORY FUNDS, INC.



                                           By:
                                               ---------------------------------


                                               ---------------------------------
                                               Title


                                           PILGRIM INVESTMENTS, INC.


                                           By:
                                               ---------------------------------


                                               ---------------------------------
                                                Title

                                   APPENDIX B

  Form of Investment Advisory Agreement for Pilgrim Bank and Thrift Fund, Inc.


                         INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT is made as of the ___ day of _______, 1999, by and between PILGRIM BANK AND THRIFT FUND, INC., a Maryland corporation (the "Fund"), and PILGRIM INVESTMENTS, INC., a Delaware corporation (the "Manager"), with respect to the following recital of fact.

                              W I T N E S S E T H:

     WHEREAS, the Fund is registered as a open-end, diversified, management investment company, under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. Investment Management. The Manager shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Manager shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Manager.

     2. Duties of the Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Manager shall:

         (a)      supervise and manage all aspects of the Fund's operations;

         (b) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (c) arrange, but not pay for, the periodic updating and filing of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities;

         (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and service, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) provide the Board of Directors of the Fund on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

         (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the portfolio of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Manager considers desirable for inclusion in the Fund's portfolio;

         (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Fund's Board of Directors;

         (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; and

         (i) take, on behalf of the Fund, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities, it being understood that the Fund shall reimburse the Manager for the costs of such actions upon proper accounting.

     3. Broker-Dealer Relationships. The Manager is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be execution at the most favorable price.

     In selecting a broker-dealer to execute each particular transaction, the Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; and other factors such as the broker-dealer's ability to engage in transactions in shares of issuers which are typically not listed on an organized stock exchange. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund.

     The Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Manager. Such allocations shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board of Directors of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Manager pursuant to this Agreement, as well as other activities undertaken by the Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out is obligations under this Agreement, the Manager shall at all times conform to:

          (a) all applicable provisions of the Investment Company Act of 1940 and any rules and regulations adopted thereunder, as amended; and

          (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

          (c) the provisions of the Articles of Incorporation of the Fund, as amended; and

          (d)  the provisions of the By-laws of the Fund, as amended; and

          (d)  any other applicable provisions of state and Federal law.

     6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Manager as follows:

          (a) The Manager shall furnish at its expense and without cost to the Fund, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs;

          (b) Nothing in Subparagraph (a) hereof shall be construed to require the Manager to bear the portion allocable to the Fund of the salary of the Manager's portfolio trader and the compensation paid to personnel working under his or her direction to the extent such salary and compensation does not exceed $15,000 per annum. Notwithstanding the obligation of the Fund to bear the expense of the items referred to above, the Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the personnel carrying out such functions and the Fund shall reimburse the Manager therefor upon proper accounting;

          (c) The Manager shall bear the cost of the portion allocable to the Fund of the salary of the Manager's portfolio trader and the compensation paid to personnel working under his or her direction to the extent such salary and compensation exceeds $15,000 per annum;

          (d) The Fund shall pay or cause to be paid all expenses of the stock transfer or dividend agent or agents appointed by the Fund;

          (e) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: the charges and expenses of the registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any accounting agent appointed by the Fund; broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; the cost and expense of engraving or printing of stock certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expenses in connection with the listing, and maintenance of such listing, of the Fund's shares on any
               securities   exchange;   the  costs  and  expenses  of  preparing
               (including   typesetting)   prospectuses  (including  supplements
               thereto) of the Fund, proxy statements and reports to shareholders; and of printing and distributing such items to the Fund's shareholders, all expenses of shareholders' and directors' meetings; fees and travel expenses of directors or members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Fund, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided therein.

     7. Delegation of Responsibilities. The Manager may, but should be under no duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Manager's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Manager of any Fund expense that the Manager is not required to pay or assume under this Agreement shall not relieve the Manager of any of its obligations to the Fund nor obligate the Manager to pay or assume any similar Fund expense on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Manager, the Fund shall pay to the Manager monthly compensation of the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 1.0% of the first $30 million of the Fund's average daily net assets, .75% of the Fund's average daily net assets of the next $95 million of average daily net assets, and .70% of the average daily net assets in excess of $125 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of fees set forth above. Payment of the Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above.

     9. Non-Exclusivity. The services of the Manager to the Fund are not to be deemed to be exclusive, and the Manager shall be free to render investment management and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Manager may serve as officers or directors of the Manager to the extent permitted by law; and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

     10. Term and Approval. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter, provided that such continuance is specifically approved at least annually:

          (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended), and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund directors), by votes cast in person at a meeting specifically called for such purpose.

     11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended), or by the Manager, on sixty
(60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended.

     12. Liability of the Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager or any of its officers, directors or employees or reckless disregard by the Manager of its duties under this Agreement, the Manager shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     13. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager and that of the Fund for this purpose shall be 40 N. Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     14. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commissions, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.


                                      PILGRIM BANK AND THRIFT FUND, INC.


                                      By:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------

                                      PILGRIM  INVESTMENTS, INC.


                                      By:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------

                                   APPENDIX C

     Form of Investment Advisory Agreement for Pilgrim Government Securities
                               Income Fund, Inc.


                         INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of __________, 1999, by and between PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC., a corporation organized and existing under the laws of the State of California (hereinafter called the "Fund") and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund is an open-end management investment company, registered as such under the Investment Company Act of 1940; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. The Fund hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Fund's Board of Directors. The Manager shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps a may be necessary to implement such advice and recommendations, (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Directors may request, (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Board of Directors.

     2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

     3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     5. The Fund will from time to time furnish to the Manager detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Manager may reasonably request.

     6. Whenever the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation", the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Fund shall bear and pay for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the issuance, registration and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required by the Investment Company Act of 1940; expenditures in connection with meetings of the shareholders and directors, except those called solely to accommodate the Manager; salaries of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions or in maintaining registration of its shares under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     8. (a) The Fund agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Fund and as a full reimbursement for all expenses assumed by the Manager, a management fee computed at the following annual percentage of the average daily net assets of the Fund:

                  .50% on the first $500 million of net assets; plus
                  .45% on the net assets from $500 million to $1 billion; plus .40% on net assets in excess of $1 billion

          (b) The management fees shall be accrued daily by the Fund and paid to the Manager at the end of each calendar month.

          (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest taxes, brokerage commissions, amortization of organization expenses, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation) exceed one and one-half percent (1.5%) of the Fund's average net asset value on the first $40 million of net assets and one percent (1%) on average net assets in excess of $40 million for any one fiscal year, the Manager shall reimburse the Fund for the amount of such excess expenses.

          (d) The management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

     9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act of 1940, as amended

     10. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (b) Notwithstanding the foregoing, the Manager agrees to reimburse the Fund for any and all costs, expenses, and counsel and Directors' fees reasonably incurred by the Fund in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its shareholders or Directors, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the
     Fund's Board of Directors; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

          (c) No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

     12. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Fund.

     14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

     15. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

     16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. The term "majority of the outstanding voting securities" of the Fund shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

     18. In consideration of the execution of this Agreement, the Manager hereby grants to the Fund the right to use the name "Pilgrim" as part of its corporate name. The Fund agrees that in the event this Agreement is terminated, the Fund shall immediately take such steps as are necessary to amend its corporate name to remove the reference to "Pilgrim".

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

                                  PILGRIM GOVERNMENT SECURITIES
                                  INCOME FUND, INC.



                                  By:
                                      -------------------------------------

                                  Title:
                                        -----------------------------------



                                   PILGRIM INVESTMENTS, INC.


                                  By:
                                      -------------------------------------


                                  Title:
                                        -----------------------------------

                                   APPENDIX D

        Form of Investment Advisory Agreement for Pilgrim High Yield Fund


                        INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of _____, 1999, by and between PILGRIM INVESTMENT FUNDS, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the "Company") on behalf of its PILGRIM HIGH YIELD FUND series (the "Fund"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund is a series of the Company, an open-end management investment company, registered as such under the Investment Company Act of 1940; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Company on behalf of the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. The Company on behalf of the Fund hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Board of Directors of the Company. The Manager shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps a may be necessary to implement such advice and recommendations,
(ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Directors may request, (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Board of Directors.

     2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

     3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     5. The Fund will from time to time furnish to the Manager detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Manager may reasonably request.

     6. Whenever the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation", the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Fund shall bear and pay for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the issuance, registration and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required by the Investment Company Act of 1940; expenditures in connection with meetings of the shareholders and directors, except those called solely to accommodate the Manager; salaries of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions or in maintaining registration of its shares under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     8. (a) The Fund agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Manager, a management fee computed at an annual percentage rate of .60% of the average daily net assets of the Fund.

          (b) The management fees shall be accrued daily by the Fund and paid to the Manager at the end of each calendar month.

          (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expense reimbursement provisions, the Manager shall reimburse the Fund for the amount of such excess.

          (d) The management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

     9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act of 1940, as amended

     10. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or By-Laws of the Company, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Fund.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (b) Notwithstanding the foregoing, the Manager agrees to reimburse the Fund for any and all costs, expenses, and counsel and Directors' fees reasonably incurred by the Company in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its shareholders or Directors, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and

     Exchange Commission) which the Fund incurs as a result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Company's Board of Directors; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

          (c) No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

     12. This Agreement shall become effective on the date first written above, subject to the condition that the Company's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of the Company who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Fund.

     14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

     15. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

     16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. The term "majority of the outstanding voting securities" of the Fund shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

     18. In consideration of the execution of this Agreement, the Manager hereby grants to the Company and the Fund the right to use the name "Pilgrim" as part of their corporate names. The Company and Fund agree that in the event this Agreement is terminated, the Company and the Fund shall immediately take such steps as are necessary to amend their corporate names to remove the reference to "Pilgrim".

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, on the day and year first above written.


                          PILGRIM INVESTMENT FUNDS, INC.
                          (on behalf of its Pilgrim High Yield Fund series)


                          By:
                              -------------------------------------
                          Title:
                                 ----------------------------------


                          PILGRIM INVESTMENTS, INC.


                          By:
                              -------------------------------------
                          Title:
                                 ----------------------------------

                                   APPENDIX E

         Form of Investment Advisory Agreement for Pilgrim MagnaCap Fund

                         INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of __________, 1999, by and between PILGRIM INVESTMENT FUNDS, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the "Company") on behalf of its PILGRIM MAGNACAP FUND series (the "Fund"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund is a series of the Company, an open-end management investment company, registered as such under the Investment Company Act of 1940; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Company on behalf of the Fund desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. The Company on behalf of the Fund hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment services with respect to the assets of the Fund, subject to the supervision and direction of the Board of Directors of the Company. The Manager shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps a may be necessary to implement such advice and recommendations,
(ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Directors may request, (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Board of Directors.

     2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

     3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     5. The Fund will from time to time furnish to the Manager detailed statements of the investments and assets of the Fund and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Fund or available to it and such other information as the Manager may reasonably request.

     6. Whenever the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation", the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Fund shall bear and pay for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the issuance, registration and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required by the Investment Company Act of 1940; expenditures in connection with meetings of the shareholders and directors, except those called solely to accommodate the Manager; salaries of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions or in maintaining registration of its shares under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     8. (a) The Fund agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Manager, a management fee computed at the following annual percentage of the average daily net assets of the Fund:

          1.00% on the first $30 million of net assets; plus
          .75% on the net assets from $30 million to $250 million; plus .625% on net assets from $250 million to $500 million; plus .50% on net assets in excess of $500 million

          (b) The management fees shall be accrued daily by the Fund and paid to the Manager at the end of each calendar month.

          (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expense reimbursement provisions, the Manager shall reimburse the Fund for the amount of such excess.

          (d) The management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

     9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act of 1940, as amended

     10. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or By-Laws of the Company, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Fund.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (b) Notwithstanding the foregoing, the Manager agrees to reimburse the Fund for any and all costs, expenses, and counsel and Directors' fees reasonably incurred by the Company in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its shareholders or Directors, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Company's Board of Directors; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

          (c) No provision of this Agreement shall be construed to protect any director or officer of the Fund, or of the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

     12. This Agreement shall become effective on the date first written above, subject to the condition that the Company's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of the Company who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Fund.

     14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

     15. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund.

     16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. The term "majority of the outstanding voting securities" of the Fund shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

     18. In consideration of the execution of this Agreement, the Manager hereby grants to the Company and the Fund the right to use the name "Pilgrim" as part of their corporate names. The Company and Fund agree that in the event this Agreement is terminated, the Company and the Fund shall immediately take such steps as are necessary to amend their corporate names to remove the reference to "Pilgrim".

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, on the day and year first above written.


                         PILGRIM INVESTMENT FUNDS, INC.
                         (on behalf of its Pilgrim  MagnaCap Fund series)



                         By:
                              ------------------------------------

                         Title:
                                ----------------------------------

                         PILGRIM INVESTMENTS, INC.


                         By:
                              ------------------------------------

                         Title:
                                ----------------------------------

                                   APPENDIX F

         Form of Investment Advisory Agreement for Pilgrim Mutual Funds (Balanced, Convertible, Emerging Countries, High Yield II, International Core Growth, International SmallCap Growth, LargeCap Growth, MidCap Growth, Money
     Market, SmallCap Growth, Strategic Income and Worldwide Growth Funds)

                         INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this ____ day of ____, 1999 between Pilgrim Mutual Funds (the "Fund"), a Delaware business trust and Pilgrim Investments, Inc. (the "Manager"), a Delaware corporation (the "Agreement").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Fund is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

     WHEREAS, the Fund may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

     WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory and management services for the Fund; and

     WHEREAS, the Manager is willing to render such services to the Fund;

     NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

     1. Appointment. The Fund hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

     2. Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Fund, the Manager shall provide the following advisory, management, and other services with respect to the Series:

          (a) Provide general, overall advice and guidance with respect to the Series and provide advice and guidance to the Fund's Trustees, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each

     Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management may be provided by others selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement;

          (b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund's Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current registration statement (any such firms approved by the Board of Trustees and engaged by the Fund and/or the Manager are referred to herein as "Portfolio Managers");

          (c) Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

          (d) Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

          (e) If appropriate, analyze and recommend for consideration by the Fund's Board of Trustees termination of a contract with a Portfolio Manager under which the Portfolio Manager provides investment advisory services to one or more of the Series;

          (f) Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective portfolio management agreements ("Portfolio Management Agreements");

          (g) Render to the Board of Trustees of the Fund such periodic and special reports as the Board may reasonably request; and

          (h) Make available its officers and employees to the Board of Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

     3. Investment Management Authority. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Trustees, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended. Furthermore:

          (a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

          (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

          (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

          (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

          (e) The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

          (f) The Manager will make available to the Fund, promptly upon request, any of the Series' investment records and ledgers as are necessary to assist the Fund to comply with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Manager will regularly report to the Fund's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

          (h) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial  stability  of the  broker-dealer  involved,  the  quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Trustees of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     5. Exclusivity. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

     6. Documents. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

          (a) certified resolution of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this Agreement;

          (b) the Registration Statement as filed with the SEC and any amendments thereto; and

          (c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

     7. Records. The Manager agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Manager with respect to the Series by the 1940 Act. The Manager further agrees that all records which it maintains for each Series are the property of the Fund and it will promptly surrender any of such records upon request.

     8. Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Portfolio Manager under its Portfolio Management Agreement. The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Trustees of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of the Manager or any Portfolio Manager, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

     9. Compensation. For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Fund as provided in Section 8. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

     10. Liability of the Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. No trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Portfolio Manager, other than to the Fund or its shareholders, in connection with Fund property or the affairs of the Fund, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Fund property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Fund arising in connection with the affairs of the Fund. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

     11. Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two
(2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be amended in any material respect without a majority vote of the outstanding voting shares (as defined in the 1940 Act).

     However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" (as described in the 1940 Act).

     12. Use of Name. It is understood that the name "Pilgrim Investments, Inc." or any derivative thereof (including the name "Pilgrim") or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Declaration of Trust to change its name (if such name is included therein).

     13. Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original.

     14. Applicable Law.

          (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

          (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                PILGRIM MUTUAL FUNDS


                                By:
                                     --------------------------------------

                                Title:
                                        ----------------------------------


                                PILGRIM INVESTMENTS, INC.


                                By:
                                     --------------------------------------

                                Title:
                                        ----------------------------------

                                   Schedule A

Series                                                      Annual  Investment  Management Fee
------                                                      ----------------------------------

Pilgrim  SmallCap Growth Fund                               1.00% of the Series' average net assets

Pilgrim  MidCap Growth Fund                                 0.75% of the first $500 million of the Series'
                                                            average net assets, 0.675% of the next $500 million
                                                            of average net assets, and 0.65%of the average net
                                                            assets in excess of $1 billion

Pilgrim LargeCap Growth Fund                                0.75%  of the  first $500  million of the Series'
                                                            average net assets, 0.675% of the next $500 million
                                                            of average net assets, and 0.65% of the average net
                                                            assets in excess of $1 billion

Pilgrim Convertible Fund                                    0.75%  of the  first $500  million of the Series'
                                                            average net assets, 0.675% of the next $500 million
                                                            of average net assets, and 0.65% of the average net
                                                            assets in excess of $1 billion

Pilgrim Balanced Fund                                       0.75% of the first $500 million of the Series'
                                                            average net assets, 0.675% of the next $500 million
                                                            of average net assets, and 0.65% of the average
                                                            net assets in excess of $1 billion

Pilgrim Strategic Income Fund                               0.45% of the first $500 million of the Series'
                                                            average  net assets, 0.40% of the next $250 million
                                                            of average  net assets, average  net assets
                                                            in  excess  of  $750 million

Pilgrim Emerging Countries Fund                             1.25% of the Series' average net assets

Pilgrim Worldwide Growth Fund                               1.00% of the first $500  million of the Series'  average
                                                            net  assets,  0.90% of the next $500  million of average
                                                            net  assets,  and  0.85% of the  average  net  assets in
                                                            excess of $1 billion

Pilgrim International SmallCap Growth Fund                  1.00% of the first $500  million of the Series'  average
                                                            net  assets,  0.90% of the next $500  million of average
                                                            net  assets,  and  0.85% of the  average  net  assets in
                                                            excess of $1 billion

Pilgrim International Core Growth Fund                      1.00% of the first $500  million of the Series'  average
                                                            net  assets,  0.90% of the next $500  million of average
                                                            net  assets,  and  0.85% of the  average  net  assets in
                                                            excess of $1 billion

Pilgrim High Yield Fund II                                  0.60% of the Series' average net assets

Pilgrim Money Market Fund                                   0.50% of the Series' average net assets, provided,
                                                            however, that to the extent the Pilgrim Money
                                                            Market Fund invests substantially all of its
                                                            assets in another investment company which  pays
                                                            investment  advisory fees, the investment
                                                            advisory  fees shall be 0.15% of  average
                                                            net assets.


                                   APPENDIX G
       Form of Investment Advisory Agreement for Pilgrim Prime Rate Trust


                         INVESTMENT MANAGEMENT AGREEMENT

     THIS INVESTMENT MANAGEMENT AGREEMENT made as of the ___ day of ________, 1999, by and between PILGRIM PRIME RATE TRUST, a Massachusetts Business Trust (hereinafter called the "Trust"), and PILGRIM INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").

                              W I T N E S S E T H:

     WHEREAS,  the  Trust  is  a  closed-end   management   investment  company,
registered as such under the Investment Company Act of 1940; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and investment management services, as an independent contractor; and

     WHEREAS, the Trust desires to retain the Manager to render investment advice and investment management services to the Trust pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Trust, subject to the supervision and direction of the Trust's Board of Trustees. The Manager shall, as part of its duties hereunder (i) furnish the Trust with advice and recommendations with respect to the investment of the Trust's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) permit its officers and employees to serve without compensation as Trustees of the Trust if elected to such positions and (iv) in general superintend and manage the investment of the Trust, subject to the ultimate supervision and direction to the Trust's Board of Trustees.

     2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

     3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Manager to the Trust under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Trust, in the preparation of reports and information, and in the management of the Trust's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     5. The Trust will from time to time furnish to the Manager detailed statements of the investments and assets of the Trust and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such information as the Manager may reasonably request.

     6. Whenever the Manager has determined that the Trust should tender securities pursuant to a "tender offer solicitation" the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expenses or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Associations of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust shall enter into an Agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

     7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Trust shall be responsible for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the sale, issuance, registration, and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; salaries of officers and fees and expenses of trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounts fees; the fees of any trade associations of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable State securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth herein, the Trust shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

     8. (a) The Trust agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Trust and as full reimbursement for all expenses assumed by the Manager, a management fee computed at an annual percentage rate of .80% of the average daily net assets of the Trust plus the proceeds of any outstanding borrowings.

          (b) The management fee shall be accrued daily by the Trust and paid to the Manager at the end of each calendar month.

          (c) If, for any fiscal year, the expenses borne by the Trust, including the investment advisory fee, but excluding brokerage commissions and fees, taxes, interest and to the extent permitted, any extraordinary expenses such as litigation and non-recurring expenses, would exceed the expense limitations applicable to the Trust imposed by the securities laws or regulations thereunder of any state in which the Trust's shares are qualified for sale, the Manager agrees to reduce its fee or reimburse the Trust for all such excess expenses exceeding such limitation no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

          (d) The management fee payable by the Trust hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

     9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Trust. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof.

     10. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Trust Indenture or applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment by the Trust.

          (b) Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holding of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings including any applications for exemptions or determinations by the Securities and Exchange Commission which the Trust incurs as the result of action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transaction or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior express approval of the Trust's Board of Trustees; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a Trust shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Trust therefor. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Trust for costs, expenses, or damages the Trust may hereinafter incur which are not reimbursable to it hereunder.

          (c) No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

     12. This Agreement shall become effective on the date first written above, subject to the condition that the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act of 1940) of the Manager, and the shareholders of the Trust, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue in effect from year to year thereafter so long as such continuation is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Trust.

     14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

     15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. The term "majority of the outstanding voting securities" of the Trust shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

     17. In consideration of the execution of this Agreement the Manager, on behalf of its sole shareholder, Pilgrim Group, Inc. hereby grants to the Trust the right to use the name "Pilgrim" as part of its name. The Manager, on behalf of its sole shareholder, Pilgrim Group, Inc. reserves the right to grant to others the right to use the name "Pilgrim" including to any other investment company. The Trust agrees that in the event this Agreement is terminated, the Trust shall immediately take such steps as are necessary to amend its name and remove the reference to "Pilgrim."

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.

                              PILGRIM PRIME RATE TRUST


                              By:
                                   ---------------------------------

                              Title:
                                     -------------------------------


                              PILGRIM INVESTMENTS, INC.


                              By:
                                   ---------------------------------

                              Title:
                                     -------------------------------

                                   APPENDIX H

                         Portfolio Management Agreement
                  with HSBC Asset Management Americas, Inc. and
                    HSBC Asset Management Hong Kong, Limited


                         PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made this 27th day of April, 1995 between Pilgrim Investments, Inc., a Delaware corporation (the "Manager"), and HSBC Asset Management Americas Inc., a New York corporation ("HSBC Americas"), and HSBC Asset Management Hong Kong Limited, a Hong Kong corporation ("HSBC Hong Kong") (HSBC Americas and HSBC Hong Kong being jointly referred to herein as the "Portfolio Manager").

     WHEREAS, Pilgrim Advisory Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Fund is authorized to issue separate series, each of which will offer a separate class of shares of common stock, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Fund may offer shares of additional series in the future;

     WHEREAS, pursuant to a Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Portfolio Manager, the Fund has retained the Manager to render advisory, management, and administrative services with respect to each of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Fund, and the Portfolio Manager is willing to furnish such services to the Fund and the Manager;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

     1. Appointment. The Manager hereby appoints the Portfolio Manager to act as the investment adviser and manager to the Pilgrim Asia-Pacific Equity Fund series of the Fund (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Portfolio Manager to render investment advisory services hereunder, it shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. Portfolio Management Duties. Subject to the supervision of the Fund's Board of Directors and the Manager, the Portfolio Manager will provide a continuous investment program for the Series' portfolio and determine in its discretion the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Portfolio Manager by the Manager. The Portfolio Manager further agrees as follows:

          (a) The Portfolio Manager will not take any action that would cause the Series to fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          (b) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy.

          (c) The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested. The Portfolio Manager will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least annually a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

          (d) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Manager and the Fund's Board of Directors.

          (e) In connection with the purchase and sale of securities for the Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

          (f) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager. The parties acknowledge that the Portfolio Manager is not a custodian of Series' assets and will not take possession or custody of such assets.

          (g) The Portfolio Manager will make available to the Fund and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (h) The Portfolio Manager will provide reports to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request. The Portfolio Manager will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 45th day following the end of the Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5A(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

     3. Broker-Dealer Selection. The Portfolio Manager is authorized to make decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or the

Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of the Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Fund's Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement for the Fund filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. Each of HSBC Americas and HSBC Hong Kong further represents and warrants that it is a duly registered investment adviser under the Advisers Act. The Manager acknowledges that it has received from HSBC Americas and HSBC Hong Kong, not less than 48 hours prior to the execution and delivery of this Agreement, a copy of each such party's Form ADV, Part II.

     5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement, except as provided in Section 11. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. Compensation. For the services provided, the Manager will pay the Portfolio Manager a monthly fee, in arrears, equal to 1/12 of .50% of the Series' average daily net assets during the month. Payment of the fee will be due on the 10th day of the following month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Portfolio Manager's fee under this Agreement for the period in question, then the Portfolio Manager may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will (i) not be obligated to pay to the Portfolio Manager the deficiency until actually collected from the Fund and (ii) take all steps appropriate under the circumstances to collect the amount due from the Fund.

     7. Compliance.

          (a) The Portfolio Manager agrees that it shall immediately notify the Manager and the Fund (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Manager and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Portfolio Manager, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or this Fund.

     10. Representations Respecting Portfolio Manager. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval and the Portfolio Manager has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

     11. Additional Covenants of the Portfolio Manager.

          (a) During the first year following the effectiveness of the Fund's initial registration statement, the Portfolio Manager will make available Fredric Lutcher III or Ian Burden to accompany representatives of the Fund's distributor on six (6) days of "road show" marketing/due diligence presentations to dealers and potential dealers in the Fund's shares, the timing and location (within the United States) of such six presentations to be chosen by the Manager following consultation with the Portfolio Manager. The Portfolio Manager may substitute a senior member of its firm for Mr. Lutcher or Mr. Burden, if such individual is reasonably acceptable to the Manager. The Manager will reimburse the Portfolio Manager, or cause the Fund's distributor to reimburse the Portfolio Manager, for the reasonable out-of-pocket expenses incurred by the Portfolio Manager in assisting in such presentations.

          (b) During the term of this Agreement and during the six-month period beginning the date that this Agreement terminates, neither the Portfolio Manager nor any of the Portfolio Manager's affiliates will serve or act as an investment adviser or sub-investment adviser to any other SEC-registered open-end investment company or series thereof having investment objectives similar to those of the Series. The Portfolio Manager shall not be bound by this covenant in the event that the termination is not voluntarily effected by the Portfolio Manager, and shall not be bound by this covenant for any period in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement. Furthermore, the Portfolio Manager shall not be bound by this covenant with respect to any SEC registered open-end investment company or series thereof to which the Portfolio Manager is appointed as investment adviser or subadviser pursuant to any merger, acquisition or any other corporate action to which HSBC Holdings p.l.c, or any of its subsidiaries is a party and which involves the change in ownership of an investment advisory business or company.

     12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Portfolio Manager.

     13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and subject to the applicable provisions of Paragraph 2(f) of this Agreement (which deal with non-investment advisory services), the Manager agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     14. Duration and Termination.

          (a) This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of the Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this
     Agreement: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager upon three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided further, however, that the Portfolio Manager may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 8, 9, 10, 11(b), 12, 13 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Portfolio Manager as compensation for services rendered while the agreement was in effect, Section 6.

          (b) Notices.

     Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to the Fund:

                         Pilgrim Advisory Funds, Inc.
                         40 North Central Avenue
                         Phoenix, AZ  85004-4424
                         Attention:  James M. Hennessy

                  If to the Portfolio Manager:

                         HSBC Asset Management Americas, Inc.
                         250 Park Avenue
                         New York, NY  10177-0012
                         Attention:  Fredric M. Lutcher, III

     15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     16. Use of Name.

          (a) It is understood that the name "Pilgrim Investments, Inc." or any derivative thereof (including the name or phrase "Pilgrim") or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Fund and/or the Series. Upon termination of the Management Agreement between the Fund and the Manager, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

          (b) It is understood that the names "HSBC Asset Management Americas Inc." and "HSBC Asset Management Hong Kong Ltd." or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Fund and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Fund with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Fund and/or the Series. Upon termination of this Agreement, the Manager shall forthwith cause the Fund to cease to use such name (or derivative or logo).

     17. Miscellaneous.

          (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The Manager and the Portfolio Manager acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Portfolio Manager enjoys the rights of a third party beneficiary under the Management Agreement.

          (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

          (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (f) Nothing herein shall be construed as constituting the Portfolio Manager as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Portfolio Manager. Nothing herein shall be construed as constituting HSBC Americas as an agent or co-partner of HSBC Hong Kong, or constituting HSBC Hong Kong an agent or co-partner of HSBC Americas, it being understood that references in this Agreement to such parties as the Portfolio Manager are made for convenience only.

          (g) This agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                           PILGRIM INVESTMENTS, INC.


                                           By:
                                               --------------------------------

                                           Title:
                                                   ----------------------------


                                           HSBC ASSET MANAGEMENT AMERICAS,
                                           INC.


                                           By:
                                              --------------------------------

                                           Title:
                                                  ----------------------------


                                           HSBC ASSET MANAGEMENT HONG KONG
                                           LIMITED

                                           By:
                                              --------------------------------

                                           Title:
                                                  ----------------------------

                                   APPENDIX I

                         Portfolio Management Agreement
                   with Nicholas-Applegate Capital Management

                         PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made this ____ day of ________, 1999 between Pilgrim Investments, Inc., a Delaware corporation (the "Manager"), and Nicholas-Applegate Capital Management, a California limited partnership (the "Portfolio Manager").

     WHEREAS, Pilgrim Mutual Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Fund may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

     WHEREAS, pursuant to a Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Portfolio Manager, the Fund has retained the Manager to render advisory and management services with respect to each of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Fund, and the Portfolio Manager is willing to furnish such services to the Fund and the Manager;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

     1. Appointment. The Manager hereby appoints the Portfolio Manager to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Portfolio Manager to render investment advisory services hereunder, it shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. Portfolio Management Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Portfolio Manager further agrees as follows:

          (a) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Portfolio Manager.

          (b) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

          (c) The Portfolio Manager will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (d) The Portfolio Manager will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

     3. Broker-Dealer Selection. The Portfolio Manager is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of a Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed Post-Effective Amendment No. 71 to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV is filed with the SEC.

     5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. Compensation. For the services provided to each Series, the Manager will pay the Portfolio Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Portfolio Manager's fee under this Agreement for the period in question, then the Portfolio Manager may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

     7. Compliance.

          (a) The  Portfolio  Manager  agrees  to  use  reasonable   compliance
     techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

          (b) The Portfolio Manager agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Manager and the Fund promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

          (c) The Manager agrees that it shall promptly notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. Books and Records. The Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Portfolio Manager, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or this Fund.

     10. Representations Respecting Portfolio Manager. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. 11. [Intentionally Omitted]

     12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Portfolio Manager.

     13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     14. Indemnification.

          (a) The Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon the Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon the Portfolio Manager's willful misfeasance, bad faith, or negligence in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Portfolio Manager's reckless disregard of its obligations and duties under this Agreement, or
     (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The  Manager  shall  not be  liable  under  Paragraph  (a) of this
     Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

          (d) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

     15. Duration and Termination.

          (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Portfolio Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this
     Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Portfolio Manager and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty
     (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager upon three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Portfolio Manager may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

     In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 8, 9, 10, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Portfolio Manager as compensation for services rendered while the agreement was in effect, Section 6.

          (b) Notices.

     Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Fund:

               Pilgrim Mutual Funds
               40 North Central Avenue, Suite 1200
               Phoenix, AZ  85004
               Attention:  James M. Hennessy

          If to the Portfolio Manager:

                Nicholas-Applegate Capital Management
                600 West Broadway
                San Diego, CA  92101
                Attention:  E. Blake Moore

     16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     17. Miscellaneous.

          (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The Manager and the Portfolio Manager acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Portfolio Manager enjoys the rights of a third party beneficiary under the Management Agreement.

          (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (d) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties. (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (f) Nothing herein shall be construed as constituting the Portfolio Manager as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Portfolio Manager.

          (g) This agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                            PILGRIM INVESTMENTS, INC.


                            By:
                                 -------------------------------------

                            Title:
                                   ------------------------------------

                            NICHOLAS-APPLEGATE CAPITAL
                            MANAGEMENT


                            By:
                                 -------------------------------------

                            Title:
                                   ------------------------------------

                                                Schedule A

Series                                                      Annual Portfolio Management Fee
------                                                      -------------------------------


Pilgrim Small Cap Growth Fund                               0.50% of the Series' average net assets

Pilgrim Mid Cap Growth Fund                                 0.375% of the first $500 million of the Series'
                                                            average net assets, 0.3375% of the next $500 million
                                                            of average net  assets,  and  0.325% of the  average
                                                            net assets in excess of $1 billion

Pilgrim Large Cap Growth Fund                               0.375% of the first $500 million of the Series' average
                                                            net assets, 0.3375% of the next $500 million of average
                                                            net assets, and 0.325% of the average  net assets in
                                                            excess of $1 billion

Pilgrim Emerging Countries Fund                             0.625% of the Series' average net assets Pilgrim

Worldwide Growth Fund                                       0.50% of the first $500 million of the Series' average
                                                            net assets, 0.45% of the next $500 million of average
                                                            net assets, and 0.425% of the average net assets in
                                                            excess of $1 billion

Pilgrim International Small Cap Growth Fund                 0.50% of the first $500 million of the Series' average
                                                            net assets, 0.45% of the next $500 million of average
                                                            net assets, and 0.425% of the average net assets in
                                                            excess of $1 billion

Pilgrim Convertible Fund                                    0.375%  of the first $500  million of the Series'
                                                            average net assets, 0.3375% of the next $500 million
                                                            of average net assets, and 0.325% of the average net
                                                            assets in excess of $1 billion

Pilgrim International Core Growth Fund                      0.50% of the first $500 million of the Series' average
                                                            net assets, 0.45% of the next $500 million of average
                                                            net assets, and 0.425% of the average net assets in
                                                            excess of $1 billion

                            PILGRIM INVESTMENTS, INC.
                       40 NORTH CENTRAL AVENUE, SUITE 1200
                           PHOENIX, ARIZONA 85004-4424



Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

Ladies and Gentlemen:

     Reference is hereby made to Section 2(a) of the Portfolio Management Agreement dated as of ______________, 1999 between you and us in respect of Pilgrim Mutual Funds which provides that in carrying out your duties under such Agreement you will comply with our portfolio manager operating policies and procedures in effect on the date of such Agreement. Attached hereto as Annex I is a list of such policies and procedures. Please sign below to acknowledge your receipt and acceptance of these policies and procedures.


                                Very truly yours,

                                PILGRIM INVESTMENTS, INC.


                                By:
                                    ------------------------------------


Acknowledged and Agreed:

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


By:
     --------------------------------

                                     Annex I


               Portfolio Manager Operating Policies and Procedures



     In carrying its duties under the Portfolio Management Agreement, the Portfolio Manager will comply with the following policies and procedures (capitalized terms used herein shall have the meaning given such terms in the Portfolio Management Agreement):

          (a) The Portfolio Manager will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

          (b) The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Portfolio Manager based upon the best interests of the Series. The Portfolio Manager will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

          (c) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

          (d) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager. The parties acknowledge that the Portfolio
     Manager is not a custodian of the Series' assets and will not take possession or custody of such assets.

          (e) The Portfolio Manager will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

          (f) The Portfolio Manager will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

          (g) The  parties  agree  that in the  event  that  the  Manager  or an
     affiliated   person  of  the  Manager  sends  sales   literature  or  other
     promotional material to the Portfolio Manager for its approval and the Portfolio Manager has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

                                   APPENDIX J

                                  Advisory Fees

     The annual advisory fees under the New Agreements for each Fund, expressed as a percentage of the Fund's average daily net assets, are as follows:

Fund                           Annual Investment Advisory Fee
MagnaCap                       Fund 1.00% of the first $30 million of the Fund's
                               average  net  assets;  0.75%  of  the  next  $220
                               million of average net assets; 0.625% of the next
                               $250 million of average net assets; and 0.50% of the average net assets over $500 million

High Yield Fund                0.60% of the Fund's average net assets

Bank and Thrift Fund           1.00% of the first $30 million of the Fund's
                               average net assets; 0.75% of the next $95 million of average daily net assets; and 0.70% of average daily net assets in excess of $125 million.

Government Securities          0.50% of the first  $500  million  of the Fund's
Income Fund                    average net  assets; 0.45% of the next Fund $500
                               million of average daily net assets and 0.40% on net average daily net assets in excess of $1 billion.

Asia-Pacific Equity Fund       1.25% of the Fund's average net assets

LargeCap Leaders Fund          1.00% of the Fund's average net assets

MidCap  Value Fund             1.00% of the Fund's average net assets

Prime Rate Trust               0.80% of the Trust's average net assets plus the
                               proceeds of any outstanding borrowings.

SmallCap Growth Fund           1.00% of the Fund's average net assets

MidCap Growth Fund             0.75% of the first $500 million of the Fund's
                               average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion
LargeCap                       Growth  Fund 0.75% of the first  $500  million of
                               the Fund's average net assets, 0.675% of the next
                               $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

High Yield Fund II             0.60% of the Fund's average net assets

Convertible Fund               0.75%  of the  first  $500  million  of the
                               Fund's  average  net  assets,  0.675% of the next
                               $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Balanced Fund                  0.75%  of the  first  $500  million  of the
                               Fund's  average  net  assets,  0.675% of the next
                               $500 million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Strategic Income Fund          0.45% of the first $500 million of the Fund's
                               average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of the average net assets in excess of $750 million

Emerging Countries Fund        1.25% of the Fund's average net assets

Worldwide Growth Fund          1.00% of the first $500 million of the Fund's
                               average net assets, 0.90% of the next $500 million of average net assets, and 0.85% of the average net assets in excess of $1 billion

International SmallCap         1.00% of the first $500 million of the Fund's
Growth Fund                    average net assets, 0.90% of the next $500
                               million of average net assets, and 0.85% of the average net assets in excess of $1 billion

International Core             1.00% of the first $500 million of the Fund's
Growth Fund                    average net assets, 0.90% of the next $500
                               million of average net assets, and 0.85% of the average net assets in excess of $1 billion

Money Market                   0.50% of average net assets if Fund has not
                               invested substantially all of its assets Fund in another investment company, 0.00% if substantially all of its assets are invested in another investment company


-----------------------

* Pursuant to the terms of the New Agreement for Government Securities Income Fund, Pilgrim Investments will reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of .25% of the average daily net assets of these classes, exceed 1.50% of its average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the New Agreement is amended, which would require shareholder approval.

                                   APPENDIX K

        Directors and Principal Executive Officers of Pilgrim Investments

     Set forth below is the name and principal occupation of the principal executive officer and each director of Pilgrim Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                     Position with Pilgrim
Name and Age         Investments              Principal Occupation during the Last Five Years
------------         ---------------------    -----------------------------------------------

Robert W.            Chairman of the Board   Chairman, Chief Executive Office and President of Pilgrim Group, Inc.
Stallings (50)       of Directors            (since December 1994); Director, Pilgrim Securities, Inc. (since
                                             December  1994); Chairman, Chief Executive Officer and President of
                                             Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities
                                             Income Fund, Inc., Pilgrim Advisory Funds, Inc., and Pilgrim Investment
                                             Funds, Inc. (since April 1995) and  Pilgrim Mutual Funds (since May 1999).
                                             Chairman and Chief Executive Officer of Pilgrim Prime Rate Trust (since
                                             April 1995). Chairman and Chief Executive Officer of Pilgrim Capital
                                             Corporation (since August 1990).  Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

James R. Reis  Director, Vice                Director, Vice Chairman (since December 1994); Executive Vice
(41)           Chairman, Executive           President (since April 1995) and Director of Structured
               Vice President  and           Finance (since April 1998), Pilgrim Group, Inc.; Director (since
               Director of Structured        December 1994) and Vice Chairman (since November 1995) of
               Finance                       Pilgrim Securities; Executive Vice President, Assistant Secretary
                                             and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive
                                             Vice President and Assistant Secretary of each of the other Pilgrim
                                             Funds.  Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President
                                             (May 1991 December 1993), Pilgrim Capital Corporation. Presently
                                             serves or has served as an officer  or director of other affiliates of Pilgrim Capital Corporation.

Stanley D. Vyner     President and Chief     Executive Vice President of most of the Pilgrim Funds (since July
(49)                 Executive Officer       1996). Formerly Chief Executive Officer (November 1993 - December
                                             1995)  HSBC Asset Management Americas, Inc., and Chief Executive
                                             Officer, and Actuary (May 1986 - October 1993)  HSBC Life
                                             Assurance Co.

James M. Hennessy    Executive Vice          Executive Vice President and Secretary (since April 1998), Pilgrim
(50)                 President and           Capital, Pilgrim Group and Pilgrim Securities; Executive Vice
                     Secretary               President and Secretary of each of the other Pilgrim Funds.  Formerly
                                             Senior Vice President, Pilgrim Capital (April 1995 - April 1998);
                                             Senior Vice President, Express America Mortgage Corporation (June
                                             1992 - August 1994) and President, Beverly Hills Securities Corp.
                                             (January 1990 - June 1992).  Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital
                                             Corporation.


                                   APPENDIX L

Fees Paid to Pilgrim Investments

     For each Fund that is a series of Pilgrim Mutual Funds, Pilgrim Investments became investment adviser to the Fund on May 24, 1999. For the period from May 24, 1999 through June 30, 1999, the aggregate advisory fees paid by each Fund to Pilgrim Investments was: Balanced Fund -- $30,774; Convertible Fund -- $203,808; Emerging Countries Fund -- $233,889; High Yield Fund II -- $54,304; International Core Growth Fund -- $49,617; International SmallCap Growth Fund -- $116,699; LargeCap Growth Fund -- $66,437; MidCap Growth Fund -- $216,282; Money Market Fund -- $0; SmallCap Growth Fund -- $317,266; Strategic Income Fund -- $9,028; and Worldwide Growth Fund -- $221,635.

     The aggregate amount of the advisory fee paid by the each of the following Funds to Pilgrim Investments for the fiscal year ended June 30, 1999 was:
Asia-Pacific Equity Fund -- $303,883; Bank and Thrift Fund -- $5,892,331; Government Securities Income Fund -- $190,385; High Yield Fund -- $2,176,297; LargeCap Leaders Fund -- $300,476; MagnaCap Fund -- $3,201,210; and MidCap Value Fund -- $670,848. For the fiscal year ended February 28, 1999, Pilgrim Prime Rate Trust paid an aggregate advisory fee to Pilgrim Investments of $11,973,819.

Fees Paid to Pilgrim Group, Inc.

     For the fiscal year ended June 30, 1999, the Funds (except for Pilgrim Prime Rate Trust) paid shareholder servicing fees in the following amounts to Pilgrim Group, Inc., which is an affiliate of Pilgrim Investments: Asia-Pacific Equity Fund -- $11,438; Balanced Fund -- $867; Bank and Thrift Fund -- $82,992; Convertible Fund -- $1,866; Emerging Countries Fund -- $1,353; Government Securities Income Fund -- $2,822; High Yield Fund -- $20,698; High
Yield  Fund  II  --  $349;   International   Core  Growth  Fund  --  $968;
International SmallCap Growth Fund -- $1,236; LargeCap Growth Fund -- $1,508; LargeCap Leaders Fund -- $4,818; MagnaCap Fund -- $42,803; MidCap Growth Fund -- $1,879; MidCap Value Fund -- $10,004; Money Market Fund -- $4; SmallCap Growth Fund -- $1,727; Strategic Income Fund -- $576; and Worldwide Growth Fund -- $1,590.

     For the fiscal year ended February 28, 1999, Pilgrim Prime Rate Trust paid administrative fees to Pilgrim Group, Inc. of $2,022,051.

Fees Paid to Pilgrim Securities, Inc.

     For the fiscal year ended June 30, 1999, the Funds (except Pilgrim Prime Rate Trust) paid the following service and distribution fees to Pilgrim Securities, Inc., which is also an affiliate of Pilgrim Investments:
Asia-Pacific Equity Fund -- $107,557; Balanced Fund -- $28,585; Bank and Thrift Fund -- $3,174,988; Convertible Fund -- $155,480; Emerging Countries Fund -- $71,011; Government Securities Income Fund -- $126,510; High Yield Fund -- $1,581,724; High Yield Fund II -- $40,483; International Core Growth Fund -- $22,950; International SmallCap Growth Fund -- $46,116; LargeCap Growth Fund -- $36,684; LargeCap Leaders Fund -- $144,249; MagnaCap Fund -- $1,621,958; MidCap Growth Fund -- $191,893; MidCap Value Fund -- $339,717; Money Market Fund -- $0; SmallCap Growth Fund -- $205,320; Strategic Income Fund -- $9,904; and Worldwide Growth Fund -- $148,522.

                                   APPENDIX M

     The annual sub-advisory fees for the Sub-Advised Funds, expressed as percentages of the value of the average daily net assets of the Fund, are as follows:

Sub-Adviser                               Fund                             Rate
-----------                               ----                             -----

HSBC Asset Management Americas,           Asia-Pacific Equity Fund         0.50% of the Fund's average net assets
Inc., and HSBC Asset Management
Hong Kong, Limited

Nicholas-Applegate Capital                SmallCap Growth Fund             0.50% of the Fund's average net assets
Management
                                          MidCap Growth Fund
                                                                           0.375% of the first $500 million of the
                                                                           Fund's average net assets, 0.3375% of
                                                                           the next $500 million of average net
                                                                           assets, and 0.325% of the average net assets
                                                                           in excess of $1 billion

                                          LargeCap Growth Fund             0.375% of the first $500 million of the Fund's
                                                                           average net assets, 0.3375% of the next $500
                                                                           million of average net assets, and 0.325%
                                                                           of the average net assets in excess of $1 billion

                                          Convertible Fund                 0.375% of the first $500 million of the Fund's
                                                                           average net assets, 0.3375% of the next $500
                                                                           million of net assets, and 0.325% of the average
                                                                           net assets in excess of $1 billion

                                          Emerging Countries Fund          0.625% of the Fund's average net assets

                                          Worldwide Growth Fund            0.50% of the first $500 million of the Fund's
                                                                           average net assets, 0.45% of the next $500
                                                                           million of average net assets, and 0.425%
                                                                           of the average net assets in excess
                                                                           of $1 billion

                                          International SmallCap Growth    0.50% of the first $500 million of the
                                          Fund                             Fund's average net assets, 0.45% of the
                                                                           next $500 million of average net assets,
                                                                           and 0.425% of the average net assets in
                                                                           excess of $1 billion

                                        International Core Growth Fund     0.50% of the first $500 million of the
                                                                           Fund's average net assets, 0.45% of
                                                                           the next $500 million of average net
                                                                           assets, and 0.425% of the average net
                                                                           assets in excess of $1 billion



                                   APPENDIX N

     As of July 29, 1999, to the knowledge of the Funds, no person owned beneficially more than 5% of the outstanding shares of any class of the Funds, except as follows:

                                                                                          Number        Percentage of
Fund                Class          Name and Address                                       of Shares         Class
----                -----          ----------------                                       ---------      ------------

Asia-Pacific        Class A        ContiInvestments LLC                                  135,773           7.59%
Equity                             C/O Continential Grain Co
                                   Attn:  Mary Greenebaum
                                   277 Park Ave
                                   New York, NY  10172

MidCap Value        Class C         Prudential Securities Inc FBO                           337             7.84%
                                   Rebecca Morrow Tr
                                   Cindy A Raisch 1993 Trust
                                   1522 Beech St
                                   S Pasadena, CA  91030

                                   Prudential Securities Inc FBO                           673             15.65%
                                   Jerome M Garden Tr Psp & Trust
                                   150 E Huron St  Suite 910
                                   Chicago, IL  60611

                                   Prudential Securities Inc FBO                           336             7.81%
                                   Jerold L Edwards IRA R/O
                                   17502 Jones St
                                   Omaha, NE  68118

                                   Prudential Securities Inc FBO                           404             9.41%
                                   Mr. Kirk A McElroy
                                   11721 S Hamlin
                                   Garden Homes, IL  60803

                                   Prudential Securities Inc FBO                           238             5.53%
                                   Helen Adler Rosenberg
                                   4075 W Jarvis Ave
                                   Lincolnwood, IL  60646

                                   Prudential Securities Inc FBO                           667             15.51%
                                   Mr. Michael D Fox
                                   2893 Idlewood Lane

High Yield          Class C        PaineWebnber FBO                                       14,992            7.79%
                                   Richard W Gartman
                                   PO Box 3321
                                   Weehawken, NJ  07087

                                   Prudential Securities Inc FBO                         10,136            5.26%
                                   Barbara C Progar
                                   18351 Kuykendahl Rd #289
                                   Spring, TX  77379


                                                                                          Number        Percentage of
Fund                Class          Name and Address                                       of Shares         Class
----                -----          ----------------                                       ---------      ------------

Government         Class A         Red Lake County Court House                           112,253           6.54%
Securities Income                  Attn:  Jay Gilemette
                                   Red Lake Falls, MN  56750
                   Class C         Prudential Securities Inc. FBO                        35,763            98.46%
                                   American National Bank & Trust Co
                                   as Trustee for Lincoln Group LP
                                   Northbrook, IL 60062

                   Class M         George E Leslie & Florence E                           3,858            6.77%
                                   Leslie Family Trust
                                   PO Box 70400
                                   Pasadena, CA  91117

                                   Carol A McArthur                                       5,948            10.43%
                                   Separate Property
                                   395 Sawdust Rd  Suite 2153
                                   The Woodlands, TX  77380

                                   Doris J Lubell                                         4,380            7.68%
                                   200 E 94th St  Apt 1411
                                   New York, NY  10128

Int'l SmallCap     Class Q         Capinco                                               111,813           6.04%
Growth                             C/O Firstar Bank East
                                   PO Box 1787
                                   Milwaukee, WI  53201

Convertible        Class Q         Trust Company of America                              44,306            5.45%
                                   FBO TCA
                                   7103 S Revere Pkwy
                                   Englewood, CO  80112

                                   Elaine V Knauss Revocable Trust                       108,339           13.32%
                                   PO Box 1108
                                   Carefree, AZ  85377

                                   Knauss Family Partnership                             44,799            5.51%
                                   PO Box 2173
                                   Carefree, AZ  85377

                                   Dalton L Knauss Revocable Trust                       108,626           13.36%
                                   PO Box 2173
                                   Carefree, AZ  85377

Worldwide Growth   Class A         Blush & Co.                                           166,578           5.63%
                                   PO Box 976
                                   New York, NY  10268

Strategic Income   Class A         CNA Trust Corp Trustee                                19,088            7.73%
                                   FBO Dalby Wendland & Co. PC
                                   PO Box 5024
                                   Costa Mesa, CA 92628-5024

                                   Eastern Bank and Trust                                28,702            11.63%
                                   FBO Munksjo Paper 401K
                                   217 Essex Street
                                   Salem, MA 01970-3792


                                                                                          Number        Percentage of
Fund                Class          Name and Address                                       of Shares         Class
----                -----          ----------------                                       ---------      ------------

MidCap Growth      Class Q         Clark & Co                                            249,539           35.41%
                                   FBO Swedish American Hospital
                                   403B AGGR
                                   ]PO Box 39
                                   Westerville, OH 43086-0039

                                   Clark & Co                                            133,651           18.97%
                                   FBO Swedish American Hospital
                                   401K Aggr Growth
                                   ]PO Box 39
                                   Westerville, OH 43086-0039

                                   Donald A Pels                                         118,643           16.84%
                                   375 Park Ave  Suite 3305
                                   New York, NY  10152

High Yield II      Class A         PaineWebber for the Benefit of Pulix Super            92,851            6.12%
                                   Markets Charities Inc.
                                   PO Box 32018
                                   Lakeland, FL 33802-2018

                                   PaineWebber for the Benefit of Pulix                  187,776           12.38%
                                   Supermarkets Inc. Profit Sharing Plan and
                                   Trust
                                   PO Box 407
                                   Lakeland, FL 33802-0407

                   Class C         New Life Corp of America FBO                          92,203            5.68%
                                   Norvell L Olive President
                                   PO Box 906
                                   Hendersonville, TN  37077

Int'l Core Growth  Class A         PaineWebber for the Benefit of Thomas R Sloan         57,353            9.59%
                                   705 Sunset Drive
                                   Greensboro, NC  27408

                   Class C         PaineWebber for the Benefit of Arnold I               55,633            9.10%
                                   Richman - Int'l Acct.
                                   218 N Charles St  Suite 500
                                   Baltimore, MD  21201

SmallCap Growth    Class Q         Suntrust Bank Central FL NA Trustee                   75,715            21.45%
                                   FBO Akerman Senterfitt & Edison PA
                                   Cash or Deferred PS PL & Trust
                                   c/o/ Fascorp Record Keeper
                                   8515 E. Orchard Rd., Suite 212
                                   Englewood, CO 80111-5002

                                   Suntrust Bank Central FL NA Trustee                   58,658            16.62%
                  FBO Hubbard Construction Co EMP PSP and 401K
                                   Plan
                                   c/o/ Fascorp Record Keeper
                                   8515 E. Orchard Road
                                   Englewood, CO 80111-5002

                                   Susan S Rand                                          41,630            11.79%
                                   PO Box 452
                                   Salisbury, CT  06068

LargeCap Growth    Class A         Carn & Co.                                            93,144            7.33%
                                   Catawba Rental Co.
                                   Retirement Savings Plan
                                   PO Box 96211
                                   Washington, D.C. 20090-6211



                                                                                          Number        Percentage of
Fund                Class          Name and Address                                       of Shares         Class
----                -----          ----------------                                       ---------      ------------

Money Market       Class B         First Clearing Corporation                            98,658            6.67%
                                   Leslie W Six IRA
                                   134 Rosemary Place
                                   Chula Vista, CA  91910

                                   Everen Securities, Inc.                               118,550           8.01%
                                   Helen M Janis
                                   111 East Kilbourn Avenue
                                   Milwaukee, WI  53202

                                   George S Ormsby & Wilma M Ormsby                      293,690           19.84%
                                   4434 Wigton
                                   Houston, TX  77096

                                   Murray J Goulas & Vada J Goulas                       153,866           10.40%
                                   21514 Santa Clara Dr
                                   Katy, TX  77450

                   Class C         Prudential Securities, Inc. FBO                       166,606           36.02%
                                   Leanne, Felix, & Sandra Widlacki
                                   15178 Grand View Dr
                                   Orland Park, IL  60467


                                   APPENDIX O


     The following persons currently are principal executive officers of each of the Companies:

                              Position with the
Name and Age                  Companies                     Principal Occupation for the Last Five Years
------------                  ------------------            --------------------------------------------

Robert W. Stallings (50)      Chairman, Chief Executive     Chairman, Chief Executive Office and President of Pilgrim
                              Officer and President         Group, Inc. (since December 1994); Director, Pilgrim
                                                            Securities, Inc. (since December 1994); Chairman, Chief
                                                            Executive Office and President of Pilgrim Bank and Thrift
                                                            Fund, Inc., Pilgrim Government Securities Income Fund, Inc.,
                                                            Pilgrim Advisory Funds, Inc., and Pilgrim Investment Funds,
                                                            Inc. (since April 1995) and Pilgrim Mutual Funds (since May
                                                            1999).  Chairman and Chief Executive Officer of Pilgrim Prime
                                                            Rate Trust (since April 1995).  Chairman and Chief Executive
                                                            Officer of Pilgrim Capital Corporation (since August 1990).
                                                            Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

James R. Reis (41)            Executive Vice President      Director, Vice Chairman (since December 1994), Executive Vice
                              and Assistant Secretary       President (since April 1995), and Director of Structured
                                                            Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim
                                                            Investments; Director (since December 1994) and Vice Chairman
                                                            (since November 1995) of Pilgrim Securities; Executive
                                                            Vice President, Assistant Secretary and Chief Credit Officer of
                                                            Pilgrim  Prime Rate Trust; Executive  Vice  President and
                                                            Asistant Secretary of each of the other Pilgrim Funds.
                                                            Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former
                                                            President (May 1991  - December 1993), Pilgrim Capital.
                                                            Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

Stanley D. Vyner (49)         Executive Vice President      President and Chief Executive Officer (since August 1996),
                                                            Pilgrim Investments; Executive Vice President of most of the other Pilgrim Funds (since July 1996).  Formerly Chief
                                                            Executive Officer (November 1993 - December 1995) HSBC Asset
                                                            Management Americas, Inc., and Chief Executive Officer, and
                                                            Actuary (May 1986 - October 1993) HSBC Life Assurance Co.


                              Position with the
Name and Age                  Companies                     Principal Occupation for the Last Five Years
------------                  ------------------            --------------------------------------------

James M. Hennessy (50)        Executive Vice President      Executive Vice President and Secretary (since April 1998),
                              and Secretary                 Pilgrim Capital, Pilgrim Group, Pilgrim Securities and
                                                            Pilgrim Investments; Executive  Vice  President and
                                                            Secretary  of each of the other  Pilgrim  Funds. Formerly
                                                            Senior Vice President, Pilgrim Capital, Pilgrim Group,
                                                            Pilgrim Securities and Pilgrim Investments (April 1995 -
                                                            April 1998); Senior Vice President, Express America
                                                            Mortgage Corporation (June 1992 - August 1994) and President,
                                                            Beverly Hills Securities Corp.  (January 1990 - June 1992).
                                                            Presently  serves  or  has served  as an  officer  or
                                                            director of other affiliates of Pilgrim Capital Corporation.

Michael J. Roland (41)        Senior Vice President and     Senior Vice President, Treasurer and Chief Financial Officer,
                              Principal Financial           Pilgrim Group, Pilgrim Investments and Pilgrim Securities
                              Officer                       (since June 1998); Senior Vice President and Principal
                                                            Financial Officer of each of the other Pilgrim Funds.  He
                                                            served in same capacity from April, 1995 - April, 1997.
                                                            Formerly, Chief Financial Officer of Endeavor Group (April,
                                                            1997 to June, 1998).

Robert S. Naka (36)           Vice President and            Vice President, Pilgrim Investments (since April 1997) and
                              Assistant Secretary           Pilgrim Group, Inc. (since February 1997).  Vice President and Assistant Secretary of each of the other Pilgrim Funds.
                                                            Formerly Assistant Vice President, Pilgrim Group, Inc.
                                                            (August 1995 - February 1997).  Formerly Operations Manager,
                                                            Pilgrim Group, Inc. (April 1992 - April 1995).

Robyn L. Ichilov (31)         Vice President and             Vice President, Pilgrim Investments (since August 1997),
                              Treasurer                      Accounting Manager (since November 1995). Vice President
                                                             and Treasurer of most of the other Pilgrim Funds. Formerly

                                                            Assistant Vice President and Accounting (June 1993 - April 1995).

     In addition,  the following individuals serve as officers for the indicated
Company:

                          Position with the
Name and Age              Companies                   Principal Occupation for the Last Five Years
------------              -----------------           --------------------------------------------

Pilgrim Advisory Funds,
Inc.

G. David Underwood (50)   Vice President and          Vice President, Pilgrim Investments (since December 1996).
                          Portfolio Manager           Formerly Director of Funds Management, First Interstate
                                                      Capital Management (January 1995 - November 1996);
                                                      Vice President, Director of Research and Manager of
                                                      Investment Products, Integra Trust Company (1993 -
                                                      January 1995).

Pilgrim Bank and Thrift Fund, Inc.

Carl Dorf (58)            Senior Vice President and   Senior Vice President (since February 1997), Pilgrim
                          Senior Portfolio Manager    Investments, Inc. Formerly Vice President, Pilgrim
                                                      Investments, Inc. (August 1995 - February 1997). Formerly
                                                      Vice President, Pilgrim Bank and Thrift Fund, Inc. (January
                                                      1996 - May 1997).  Formerly Vice President, Pilgrim
                                                      Management Corporation (January 1991 - April 1995).
Pilgrim Government Securities Income Fund, Inc.

Charles G. Ullerich (34)  Vice President and          Vice President, Pilgrim Investments (since February 1998).
                          Portfolio Manager           Formerly Assistant Portfolio Manager of Pilgrim Government
                                                      Securities Income Fund, Inc. (August 1995 - September 1996)
                                                      and Vice President, First Liberty Bank (April 1991 - August
                                                      1995).
Pilgrim Investment Funds, Inc.

Howard N. Kornblue (57)   Senior Vice President and   Senior Vice President, Pilgrim Investments (since August
                          Senior Portfolio Manager    1995). Formerly Senior Vice President, Pilgrim Group, Inc.
                                                      (November 1986 - April 1995).

Kevin G. Mathews (40)     Senior Vice President and   Senior Vice President, Pilgrim Investments (since July
                          Senior Portfolio Manager    1998).  Formerly Vice President, Pilgrim Investments (August
                                                      1995 - July 1998); Vice President, Van Kampen America  Capital
                                                      (May 1987 - April 1995).

                          Position with the
Name and Age              Companies                   Principal Occupation for the Last Five Years
------------              -----------------           --------------------------------------------

Pilgrim Mutual Funds

Kevin G. Mathews (40)     Senior Vice President and   See description above.
                          Senior Portfolio Manager

G. David Underwood (50)   Vice President and Senior   See description above.
                          Portfolio Manager

Robert K. Kinsey (41)     Vice President and          Vice President, Pilgrim Investments (since March 1999).
                          Portfolio Manager           Formerly Vice President and Fixed Income Portfolio Manager,
                                                      Federated Investors (January 1995 - March 1999); Principal
                                                      and Portfolio Manager, Harris Investment Management (July
                                                      1992 - January 1995).
Pilgrim Prime Rate Trust

Howard Tiffen (51)        President, Chief            Senior Vice President (since November 1995), Pilgrim
                          Operating Officer, and      Investments.  Formerly Managing Director of various divisions
                          Senior Portfolio Manager    of Bank of America (and its predecessor, Continental Bank)
                                                      (1982-1995).

Daniel A. Norman (41)     Senior Vice President,      Senior Vice President, Pilgrim Investments (since December
                          Treasurer, and Assistant    1994); Senior Vice President, Pilgrim Securities (since
                          Portfolio Manager           November 1995).  Formerly an officer of other affiliates of
                                                      Pilgrim Capital.

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